Allen & Overy LLP 0010155-0002608 RM:6121884.1 CONFORMED COPY TRUST DEED 16 NOVEMBER 2017 FERRARI N.V. as Issuer and CITICORP TRUSTEE COMPANY LIMITED as Trustee constituting €700,000,000 0.250 per cent. Notes due 16 January 2021

0010155-0002608 RM:6121884.1 CONTENTS Clause Page 1. Definitions ............................................................................................................................................. 1 2. Covenant to Repay and to Pay Interest on Notes .................................................................................. 6 3. Form and Issue of Notes and Coupons .................................................................................................. 8 4. Fees, Duties and Taxes .......................................................................................................................... 9 5. Covenant of Compliance ....................................................................................................................... 9 6. Cancellation of Notes and Records ....................................................................................................... 9 7. Enforcement ........................................................................................................................................ 10 8. Application of Moneys ........................................................................................................................ 11 9. Notice of Payments.............................................................................................................................. 11 10. Investment by Trustee ......................................................................................................................... 12 11. Covenants by the Issuer ....................................................................................................................... 12 12. Remuneration and Indemnification of Trustee .................................................................................... 14 13. Supplement to Trustee Acts ................................................................................................................. 16 14. Trustee's Liability ................................................................................................................................ 21 15. Trustee Contracting with the Issuer ..................................................................................................... 22 16. Waiver, Authorisation and Determination ........................................................................................... 22 17. Modification ........................................................................................................................................ 23 18. Breach .................................................................................................................................................. 23 19. Substitution .......................................................................................................................................... 23 20. Holder of Definitive Note Assumed to be Couponholder ................................................................... 24 21. No Notice To Couponholders .............................................................................................................. 24 22. Currency Indemnity ............................................................................................................................. 24 23. New Trustee ........................................................................................................................................ 25 24. Separate and Co-Trustees .................................................................................................................... 25 25. Trustee's Retirement and Removal ...................................................................................................... 26 26. Trustee's Powers to be Additional ....................................................................................................... 26 27. Notices ................................................................................................................................................. 26 28. Governing Law and Submission to Jurisdiction .................................................................................. 27 29. Counterparts ........................................................................................................................................ 28 30. Contracts (Rights of Third Parties) Act 1999 ...................................................................................... 28 31. Severability .......................................................................................................................................... 28 Schedule 1. Forms of Global Notes ........................................................................................................................ 29 Part 1 Form of Temporary Global Note ..................................................................................... 29 Part 2 Form of Permanent Global Note ...................................................................................... 36 2. Form of Definitive Note and Coupon and Conditions of the Notes .................................................... 43 Part 1 Form of Definitive Note ................................................................................................... 43 Part 2 Form of Coupon ............................................................................................................... 46 Part 3 Conditions of the Notes ................................................................................................... 48 3. Provisions for Meetings of Noteholders .............................................................................................. 61 4. Form of Director’s Certificate ............................................................................................................. 68 Signatories ........................................................................................................................................................ 69

1 THIS TRUST DEED is made on 16 November 2017 BETWEEN: (1) FERRARI N.V., a public limited liability company (naamloze vennootschap) incorporated in the Netherlands, having its official seat (statutaire zetel) in Amsterdam, the Netherlands and having its principal place of business at Via Abetone Inferiore N.4, I-41053 Maranello, Italy, registered with the trade register of the chamber of commerce under number 64060977 (the Issuer); and (2) CITICORP TRUSTEE COMPANY LIMITED, a company incorporated under the laws of England and Wales, whose principal office is at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, United Kingdom (the Trustee, which expression shall include its successor(s)) as trustee for the Noteholders and Couponholders (each as defined below). WHEREAS: (A) By a resolution of the Board of Directors of the Issuer passed on 1 March 2017 and a resolution of the Chief Executive Officer dated 9 November 2017 the Issuer has resolved to issue €700,000,000 0.250 per cent. Notes due 16 January 2021 to be constituted by this Trust Deed. (B) The Notes (as defined below) in definitive form will be in bearer form with Coupons attached. (C) The Trustee has agreed to act as trustee of these presents for the benefit of the Noteholders and Couponholders upon and subject to the terms and conditions of these presents. NOW THIS TRUST DEED WITNESSES and it is agreed and declared as follows: 1. DEFINITIONS 1.1 In these presents unless there is anything in the subject or context inconsistent therewith the following expressions shall have the following meanings: Agency Agreement means, in relation to the Notes of any series, the agreement appointing the initial Paying Agents in relation to such Notes and any other agreement for the time being in force appointing Successor paying agents in relation to such Notes, or in connection with their duties, the terms of which have previously been approved in writing by the Trustee, together with any agreement for the time being in force amending or modifying with the prior written approval of the Trustee any of the aforesaid agreements in relation to such Notes. Applicable Law means any law or regulation materially relevant to the Notes including, but not limited to: (a) any domestic or foreign statute or regulation; (b) any rule or practice of any Authority with which the Agent is bound or accustomed to comply; and (c) any agreement entered into by the Agent and any Authority or between any two or more Authorities. Appointee means any attorney, manager, agent, delegate, nominee, custodian, receiver or other person appointed by the Trustee under these presents. Auditors means the independent auditors for the time being of the Issuer or, in the event of their being unable or unwilling promptly to carry out any action requested of them pursuant to the provisions of these presents, such other firm of accountants as may be nominated or approved in writing by the Trustee for the purposes of these presents.

2 Authority means any competent regulatory, prosecuting, tax or governmental authority in any jurisdiction, domestic or foreign. Basic Terms Modification means any proposal to: (a) reduce or cancel the amount payable or, where applicable, modify the method of calculating the amount payable or the date of payment in respect of any principal or interest in respect of the Notes; (b) alter the currency in which payments under the Notes and Coupons are to be made; (c) alter the quorum or majority required to pass an Extraordinary Resolution; and (d) alter of the definition of a Basic Terms Modification or the proviso to paragraph 5 of Schedule 3. Business Day means a day (other than a Saturday or Sunday) on which commercial banks and foreign exchange markets settle payment and are open for general business (including dealings in foreign exchange and foreign currency deposits) in London. Clearstream, Luxembourg means Clearstream Banking S.A.. Code means the U.S. Internal Revenue Code of 1986, as amended. Conditions means the Conditions in the form set out in Part 3 of Schedule 2 as the same may from time to time be modified in accordance with these presents and any reference in these presents to a particular specified Condition or paragraph of a Condition shall in relation to the Notes be construed accordingly. Couponholders means the several persons who are for the time being holders of the Coupons. Coupons means the bearer interest coupons in or substantially in the form set out in Part 2 of Schedule 2 appertaining to the Notes in definitive form or, as the context may require, a specific number thereof and includes any replacements for Coupons issued pursuant to Condition 11. Euroclear means Euroclear Bank SA/NV as operator of the Euroclear System. Event of Default means any one of the circumstances described in Condition 9 but in the case of any of the events described in paragraphs (b) to (g) (other than (d) and (e) below) only if such event is, pursuant to the provisions of Condition 9, certified by the Trustee to be materially prejudicial to the interests of Noteholders. Extraordinary Resolution has the meaning set out in paragraph 20 of Schedule 3. FATCA means sections 1471 to 1474 (inclusive) of the Code, any current or future regulations thereunder or official interpretations thereof, any agreement (including, without limitation, any intergovernmental agreement) entered into pursuant to sections 1471 to 1474 (inclusive) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of sections 1471 to 1474 (inclusive) of the Code. Ferrari Italy has the meaning set out in Condition 3.2(b). Global Note means the Temporary Global Note and/or the Permanent Global Note, as the context may require.

3 ICSDs means Clearstream, Luxembourg and Euroclear. Liability means any loss, damage, cost, charge, claim, demand, expense, judgment, action, proceeding or other liability whatsoever (including, without limitation, in respect of taxes, duties, levies, imposts and other charges) and including any irrecoverable value added tax or similar tax charged or chargeable in respect thereof and legal fees and expenses properly incurred on a full indemnity basis. Noteholder means the several persons who are for the time being holders of the Notes save that, for so long as such Notes or any part thereof are represented by a Global Note deposited with a common safekeeper for Euroclear and Clearstream, Luxembourg or, in respect of Notes in definitive form held in an account with Euroclear or Clearstream, Luxembourg, each person who is for the time being shown in the records of Euroclear or Clearstream, Luxembourg (other than Clearstream, Luxembourg, if Clearstream, Luxembourg shall be an accountholder of Euroclear, and Euroclear, if Euroclear shall be an accountholder of Clearstream, Luxembourg) as the holder of a particular principal amount of the Notes shall be deemed to be the holder of such principal amount of such Notes (and the holder of the relevant Global Note shall be deemed not to be the holder) for all purposes of these presents other than with respect to the payment of principal or interest on such principal amount of such Notes, the rights to which shall be vested, as against the Issuer and the Trustee, solely in such common safekeeper and for which purpose such common safekeeper shall be deemed to be the holder of such principal amount of such Notes in accordance with and subject to its terms and the provisions of these presents; and the words noteholder and noteholders and related expressions shall (where appropriate) be construed accordingly. Notes means the notes in bearer form comprising the said €700,000,000 0.250 per cent. Notes due 16 January 2021 of the Issuer hereby constituted or the principal amount thereof for the time being outstanding or, as the context may require, a specific number thereof and includes any replacements for Notes issued pursuant to Condition 11 and (except for the purposes of Clause 3) the Temporary Global Note and the Permanent Global Note. outstanding means in relation to the Notes, all the Notes issued other than: (a) those Notes which have been redeemed pursuant to these presents; (b) those Notes in respect of which the date for redemption in accordance with the Conditions has occurred and the redemption moneys and all interest payable thereon) have been duly paid to the Trustee or to the Principal Paying Agent in the manner provided in the Agency Agreement (and where appropriate notice to that effect has been given to the relative Noteholders in accordance with Condition 12) and remain available for payment against presentation of the relevant Notes and/or Coupons; (c) those Notes which have been purchased and cancelled in accordance with Conditions 6.4 and 6.5; (d) those Notes which have become void under Condition 8; (e) those mutilated or defaced Notes which have been surrendered and cancelled and in respect of which replacements have been issued pursuant to Condition 11; (f) (for the purpose only of ascertaining the principal amount of the Notes outstanding and without prejudice to the status for any other purpose of the relevant Notes) those Notes which are alleged to have been lost, stolen or destroyed and in respect of which replacements have been issued pursuant to Condition 11; and

4 (g) any Global Note to the extent it shall have been exchanged for Definitive Notes pursuant to its provisions, the provisions of these presents and the Agency Agreement. Provided that for each of the following purposes, namely: (i) the right to attend and vote at any meeting of the Noteholders; (ii) the determination of how many and which Notes are for the time being outstanding for the purposes of Clause 7.1, Conditions 9.1, 10.1 and Schedule 3 (other than paragraph 22 of Schedule 3); (iii) any discretion, power or authority (whether contained in these presents or vested by operation of law) which the Trustee is required, expressly or impliedly, to exercise in or by reference to the interests of the Noteholders or any of them; and (iv) the determination by the Trustee whether any event, circumstance, matter or thing is, in its opinion, materially prejudicial to the interests of the Noteholders or any of them, those Notes (if any) which are for the time being held by or on behalf of or for the benefit of the Issuer or any of its Subsidiaries, in each case as beneficial owner, shall (unless and until ceasing to be so held) be deemed not to remain outstanding. Paying Agents means, in relation to the Notes of any series, the several institutions (including where the context permits the Principal Paying Agent) at their respective specified offices initially appointed as paying agents in relation to such Notes by the Issuer pursuant to the relative Agency Agreement and/or, if applicable, any Successor paying agents in relation to such Notes at their respective specified offices. Permanent Global Note means the Permanent Global Note to be issued pursuant to Clause 3.3 (in the form or substantially in the form set out in Part 2 of Schedule 1). Potential Event of Default means any condition, event or act which, with the lapse of time and/or the issue, making or giving of any notice, certification, declaration, demand, determination and/or request, would constitute an Event of Default. Principal Paying Agent means, in relation to the Notes of any series, the institution at its specified office initially appointed as principal paying agent in relation to such Notes by the Issuer pursuant to the relative Agency Agreement or, if applicable, any Successor principal paying agent in relation to such Notes at its specified office. Relevant Date has the meaning set out in Condition 7. repay shall include redeem and vice versa and repaid, repayable, repayment, redeemed, redeemable and redemption shall be construed accordingly; Subsidiary has the meaning set out in Condition 13. Successor means, in relation to the Paying Agents, such other or further person as may from time to time be appointed pursuant to the Agency Agreement as a Paying Agent notice of whose appointment has been given to the relevant Noteholders pursuant to paragraph (k) of Clause 11 in accordance with Condition 12.

5 Temporary Global Note means the Temporary Global Note and any other temporary global note (in the form or substantially in the form set out in Part 1 of Schedule 1) representing the Notes or any of them. the Stock Exchange means, in relation to the Notes of any relevant series, the stock exchange or exchanges (if any) on which such Notes are for the time being quoted or listed. these presents means this Trust Deed and the Schedules and any trust deed supplemental hereto and the Schedules (if any) thereto and the Notes, the Coupons and the Conditions, all as from time to time modified in accordance with the provisions herein or therein contained. Trust Corporation means a corporation entitled by rules made under the Public Trustee Act 1906 of Great Britain or entitled pursuant to any other comparable legislation applicable to a trustee in any other jurisdiction to carry out the functions of a custodian trustee. Trustee Acts means the Trustee Act 1925 and the Trustee Act 2000 of England and Wales. words denoting the singular shall include the plural and vice versa. words denoting one gender only shall include the other genders. words denoting persons only shall include firms and corporations and vice versa. 1.2 (a) All references in these presents to principal and/or interest in respect of the Notes or to any moneys payable by the Issuer under these presents shall be deemed to include, in the case of amounts of principal payable, a reference to any specific redemption price (as defined in the relevant Conditions) and, in any case, a reference to any additional amounts which may be payable under Condition 7 or, if applicable, under any undertaking or covenant given pursuant to Clause 11.1. (b) All references in these presents to euro or the sign € shall be construed as references to the single currency introduced at the start of the third stage of European Economic and Monetary Union and as defined in Article 2 of Council Regulation (EC), No. 974/98 of 3 May 1998 on the introduction of the Euro, as amended. (c) All references in these presents to any statute or any provision of any statute shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such modification or re- enactment. (d) All references in these presents to any action, remedy or method of proceeding for the enforcement of the rights of creditors shall be deemed to include, in respect of any jurisdiction other than England, references to such action, remedy or method of proceeding for the enforcement of the rights of creditors available or appropriate in such jurisdiction as shall most nearly approximate to such action, remedy or method of proceeding described or referred to in these presents. (e) All references in these presents to taking proceedings against the Issuer shall be deemed to include references to proving in the winding up of the Issuer. (f) All references in these presents to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system as is approved by the Trustee.

6 (g) In this Trust Deed references to Schedules, Clauses, subclauses, paragraphs and subparagraphs shall be construed as references to the Schedules to this Trust Deed and to the Clauses, subclauses, paragraphs and subparagraphs of this Trust Deed respectively. (h) In these presents tables of contents and Clause headings are included for ease of reference and shall not affect the construction of these presents. (i) In this Trust Deed, unless the context requires or the same are otherwise defined, words and expressions defined in the Conditions and not otherwise defined herein shall have the same meaning in this Trust Deed. (j) The schedules are part of this Trust Deed and shall have effect accordingly. (k) All references in these presents involving compliance by the Trustee with a test of reasonableness shall be deemed to include a reference to a requirement that such reasonableness shall be determined by reference solely to the interests of the holders of the Notes. 2. COVENANT TO REPAY AND TO PAY INTEREST ON NOTES 2.1 The aggregate principal amount of the Notes is limited to €700,000,000. 2.2 The Issuer covenants with the Trustee that it will, in accordance with these presents, on the due date for the final maturity of the Notes provided for in the Conditions, or on such earlier date as the same or any part thereof may become due and repayable thereunder, pay or procure to be paid unconditionally to or to the order of the Trustee in euro in immediately available funds the principal amount of the Notes repayable on that date and shall in the meantime and until such date (both before and after any judgment or other order of a court of competent jurisdiction) pay or procure to be paid unconditionally to or to the order of the Trustee as aforesaid interest (which shall accrue from day to day) on the principal amount of the Notes outstanding on the dates provided in, and at the rate set out in the Conditions provided that: (a) every payment of principal or interest in respect of the Notes to or to the account of the Principal Paying Agent in the manner provided in the Agency Agreement shall operate in satisfaction pro tanto of the relative covenant by the Issuer in this Clause except to the extent that there is default in the subsequent payment thereof in accordance with the Conditions to the Noteholders or Couponholders (as the case may be); (b) in any case where payment of principal is not made to the Trustee or the Principal Paying Agent on or before the due date, interest shall continue to accrue on the principal amount of the Notes (both before and after any judgment or other order of a court of competent jurisdiction) at the rate set out in the Conditions (or, if higher, the rate of interest on judgment debts for the time being provided by English law) up to and including the date which the Trustee determines to be the date on and after which payment is to be made to the Noteholders in respect thereof as stated in a notice given to the Noteholders in accordance with Condition 12 (such date to be not later than 30 days after the day on which the whole of such principal amount, together with an amount equal to the interest which has accrued and is to accrue pursuant to this proviso up to and including that date, has been received by the Trustee or the Principal Paying Agent); and (c) in any case where payment of the whole or any part of the principal amount on any Note is improperly withheld or refused upon due presentation thereof (other than in circumstances contemplated by proviso (b) above) interest shall accrue on that principal amount payment of which has been so withheld or refused (both before and after any judgment or other order

7 of a court of competent jurisdiction) at the rate set out in the Conditions (or, if higher, the rate of interest on judgment debts for the time being provided by English law) from and including the date of such withholding or refusal up to and including the date on which, upon further presentation of the relevant Note, payment of the full amount (including interest as aforesaid) in Euro payable in respect of such Note is made or (if earlier) the seventh day after notice is given to the relevant Noteholder (either individually or in accordance with Condition 12) that the full amount (including interest as aforesaid) in euro payable in respect of such Note is available for payment, provided that, upon further presentation thereof being duly made, such payment is made. The Trustee will hold the benefit of this covenant and the covenant in Clause 5 on trust for the Noteholders and the Couponholders and itself in accordance with these presents. TRUSTEE'S REQUIREMENTS REGARDING PAYING AGENTS 2.3 At any time after an Event of Default or a Potential Event of Default shall have occurred or the Notes shall otherwise have become due and repayable or the Trustee shall have received any money which it proposes to pay under Clause 8 to the Noteholders and/or Couponholders, the Trustee may: (a) by notice in writing to the Issuer, the Principal Paying Agent and the other Paying Agents require the Principal Paying Agent and the other Paying Agents pursuant to the Agency Agreement: (i) to act thereafter, until otherwise instructed by the Trustee as Paying Agents of the Trustee in relation to payments to be made by or on behalf of the Trustee under the provisions of these presents mutatis mutandis on the terms provided in the Agency Agreement (save that the Trustee's liability under any provisions thereof for the indemnification, remuneration and payment of out-of-pocket expenses of the Paying Agents shall be limited to the amounts for the time being held by the Trustee on the trusts of these presents in relation to the Notes and available for such purpose) and thereafter to hold all Notes, Coupons and all sums, documents and records held by them in respect of Notes and Coupons on behalf of the Trustee; or (ii) to deliver up all Notes, Coupons and all sums, documents and records held by them in respect of Notes and Coupons to the Trustee or as the Trustee shall direct in such notice provided that such notice shall be deemed not to apply to any documents or records which the relative Paying Agent is obliged not to release by any law or regulation; and/or (b) by notice in writing to the Issuer require it to make all subsequent payments in respect of the Notes and Coupons to or to the order of the Trustee and not to the Principal Paying Agent; with effect from the issue of any such notice to the Issuer and until such notice is withdrawn proviso (a) to Clause 2.2 relating to the Notes. FURTHER ISSUES 2.4 (a) The Issuer may from time to time (but subject always to the provisions of these presents) without the consent of the Noteholders or the Couponholders create and issue further notes, having terms and conditions the same as those of the Notes, or the same except for the amount and date of the first payment of interest, which shall be consolidated and form a single series with the outstanding Notes.

8 (b) Any further notes or bonds which are to be created and issued pursuant to the provisions of paragraph (a) above so as to form a single series with the Notes and/or any further notes or bonds shall be constituted by a trust deed supplemental to this Trust Deed. In any such case the Issuer shall prior to the issue of any such further notes or bonds to be so constituted execute and deliver to the Trustee a trust deed supplemental to this Trust Deed (in relation to which all applicable stamp duties or other documentation fees, duties or taxes have been paid and, if applicable, duly stamped or denoted accordingly) and containing a covenant by the Issuer in the form mutatis mutandis of Clause 2.1 in relation to the principal and interest in respect of such further notes or bonds and such other provisions (whether or not corresponding to any of the provisions contained in this Trust Deed) as the Trustee shall reasonably require. (c) A memorandum of every such supplemental trust deed shall be endorsed by the Trustee on this Trust Deed and by the Issuer on its duplicates of this Trust Deed. (d) Whenever it is proposed to create and issue any further notes or bonds the Issuer shall give to the Trustee not less than 30 days' notice in writing of its intention so to do stating the amount of further notes or bonds proposed to be created and issued. 3. FORM AND ISSUE OF NOTES AND COUPONS 3.1 The Notes shall be represented initially by the Temporary Global Note which the Issuer shall issue to a bank depositary common to both Euroclear and Clearstream, Luxembourg on terms that such depositary shall hold the same for the account of the persons who would otherwise be entitled to receive the Notes in definitive form (Definitive Notes) and the successors in title to such persons as appearing in the records of Euroclear and Clearstream, Luxembourg for the time being. 3.2 The Temporary Global Note shall be printed or typed in the form or substantially in the form set out in Part 1 of Schedule 1 and may be a facsimile. The Temporary Global Note shall be in the aggregate principal amount of €700,000,000 and shall be signed manually or in facsimile by a person duly authorised by the Issuer on behalf of the Issuer and shall be authenticated by or on behalf of the Principal Paying Agent. The Temporary Global Note so executed and authenticated shall be a binding and valid obligation of the Issuer and title thereto shall pass by delivery. 3.3 The Issuer shall issue the Permanent Global Note in exchange for the Temporary Global Note in accordance with the provisions thereof. The Permanent Global Note shall be printed or typed in the form or substantially in the form set out in Part 2 of Schedule 1 and may be a facsimile. The Permanent Global Note shall be in the aggregate principal amount of up to €700,000,000 and shall be signed manually or in facsimile by a person duly authorised by the Issuer on behalf of the Issuer and shall be authenticated by or on behalf of the Principal Paying Agent. The Permanent Global Note so executed and authenticated shall be a binding and valid obligation of the Issuer and title thereto shall pass by delivery. 3.4 The Issuer shall issue the Definitive Notes (together with the unmatured Coupons attached) in exchange for the Temporary Global Note and/or the Permanent Global Note in accordance with the provisions thereof. 3.5 The Definitive Notes and the Coupons shall be to bearer in the respective forms or substantially in the respective forms set out in Schedule 2 and the Definitive Notes shall be issued in the denominations €100,000 and integral multiples of €1,000 in excess thereof up to and including €199,000 each (serially numbered) and shall be endorsed with the Conditions. Title to the Definitive Notes and the Coupons shall pass by delivery.

9 3.6 The Definitive Notes shall be signed manually or in facsimile by two of the Directors of the Issuer on behalf of the Issuer and shall be authenticated by or on behalf of the Principal Paying Agent. 3.7 The Issuer may use the facsimile signature of any person who at the date such signature is affixed is a person duly authorised by the Issuer or is a Director of the Issuer as referred to in subclauses 3.2, 3.3 and 3.6 above notwithstanding that at the time of issue of the Temporary Global Note , the Permanent Global Note or any of the Definitive Notes, as the case may be, he may have ceased for any reason to be so authorised or to be the holder of such office. The Definitive Notes so signed and authenticated, and the Coupons so signed, upon execution and authentication of the relevant Definitive Notes, shall be binding and valid obligations of the Issuer. 4. FEES, DUTIES AND TAXES The Issuer will pay any stamp, issue, registration, documentary and other similar fees, duties and taxes, including interest and penalties, payable (a) in the United Kingdom, Ireland, the Netherlands and the Republic of Italy on or in connection with (i) the execution and delivery of these presents and (ii) the constitution and original issue of the Notes and the Coupons and (b) in any jurisdiction on or in connection with any action properly taken by or on behalf of the Trustee or (where permitted under these presents so to do) any Noteholder or Couponholder to enforce these presents. 5. COVENANT OF COMPLIANCE The Issuer covenants with the Trustee that it will comply with and perform and observe all the provisions of these presents which are expressed to be binding on it. The Notes and the Coupons are subject to the provisions contained in this Trust Deed, all of which shall be binding upon the Issuer, the Noteholders and the Couponholders and all persons claiming through or under them respectively. The Trustee will hold the benefit of this covenant upon trust for itself and the Noteholders and the Couponholders according to its and their respective interests. 6. CANCELLATION OF NOTES AND RECORDS 6.1 The Issuer shall procure that all Notes (a) purchased on behalf of the Issuer or any of its Subsidiaries and are surrendered to the Paying Agent for cancellation, (b) redeemed or (c) which, being mutilated or defaced, have been surrendered and replaced pursuant to Condition 11 or (d) exchanged as provided in these presents (together in each case with all unmatured Coupons attached thereto or delivered therewith) and all Coupons paid in accordance with the Conditions or which, being mutilated or defaced, have been surrendered and replaced pursuant to Condition 11 shall forthwith be cancelled by or on behalf of the Issuer and a certificate stating: (a) the aggregate principal amount of Notes which have been redeemed and the aggregate amounts in respect of Coupons which have been paid; (b) the serial numbers of such Notes in definitive form; (c) the total numbers (where applicable, of each denomination) by maturity date of such Coupons; (d) the aggregate amount of interest paid (and the due dates of such payments) on each Global Note; (e) the aggregate principal amount of Notes (if any) which have been purchased by or on behalf of the Issuer or any of its Subsidiaries and (where applicable) cancelled and the serial numbers of such Notes in definitive form and the total number (where applicable, of each

10 denomination) by maturity date of the Coupons attached thereto or surrendered therewith; and (f) the aggregate principal amounts of Notes and the aggregate amounts in respect of Coupons which have been so exchanged or surrendered and replaced and the serial numbers of such Notes in definitive form and the total number (where applicable, of each denomination) by maturity date of such Coupons, shall be given to the Trustee by or on behalf of the Issuer as soon as possible and in any event within one month after the end of each calendar quarter during which any such redemption, purchase, payment, exchange or replacement (as the case may be) takes place. The Trustee may accept such certificate as conclusive evidence of redemption, purchase, exchange or replacement pro tanto of the Notes or payment of interest thereon and of cancellation of the relative Notes and Coupons. 6.2 The Issuer shall procure (a) that the Principal Paying Agent shall keep a full and complete record of all Notes and Coupons (other than serial numbers of Coupons) and of their redemption, purchase by or on behalf of the Issuer or any of its Subsidiaries, cancellation, payment or exchange (as the case may be) and of all replacement securities or coupons issued in substitution for lost, stolen, mutilated, defaced or destroyed Notes or Coupons (b) that the Principal Paying Agent shall, in respect of the Coupons of each maturity where the relevant Note is redeemed or repaid prior to its stated maturity date without all unmatured Coupons appertaining thereto, retain until the expiry of ten years from the Relevant Date in respect of such Coupons a list of the Coupons of that maturity still remaining unpaid or unexchanged and (c) that such records shall be made available to the Trustee at all reasonable times. 7. ENFORCEMENT 7.1 The Trustee may at any time, at its absolute discretion and without notice, take such proceedings against the Issuer as it may think fit to enforce the provisions of this Trust Deed, the Notes and the Coupons, but it shall not be bound to take any such proceedings or any other action in relation to this Trust Deed, the Notes or the Coupons unless (a) it shall have been so directed by an Extraordinary Resolution of the Noteholders or so requested in writing by the holders of at least one-quarter in principal amount of the Notes then outstanding, and (b) it shall have been indemnified and/or secured and/or prefunded to its satisfaction against all Liabilities to which it may render itself liable or which it may incur by so doing. 7.2 Only the Trustee may enforce the provisions of these presents. No Noteholder or Couponholder shall be entitled to proceed directly against the Issuer unless the Trustee, having become bound so to proceed, fails so to do within a reasonable period and the failure shall be continuing. 7.3 If the Trustee (or any Noteholder or Couponholder where entitled under this Trust Deed so to do) makes any claim, institutes any legal proceeding or lodges any proof in a winding-up or insolvency of the Issuer under this Trust Deed or under the Notes, proof therein that: (a) as regards any specified Note the Issuer has made default in paying any principal due in respect of such Note shall (unless the contrary be proved) be sufficient evidence that the Issuer has made the like default as regards all other Notes in respect of which a corresponding payment is then due; or (b) as regards any specified Coupon the Issuer has made default in paying any interest due in respect of such Coupon shall (unless the contrary be proved) be sufficient evidence that the Issuer has made the like default as regards all other Coupons in respect of which a corresponding payment is then due,

11 and for the purposes of paragraphs (a) and (b) above a payment shall be a "corresponding" payment notwithstanding that it is due in respect of a Note of a different denomination from that in respect of the above specified Note or specified Coupon. 7.4 The Trustee may refrain from taking any action in any jurisdiction if the taking of such action in that jurisdiction would, in its reasonable opinion based upon legal advice in the relevant jurisdiction, be contrary to any law of that jurisdiction or, to the extent applicable, of England. Furthermore, the Trustee may also refrain from taking such action if it would otherwise render it liable to any person in that jurisdiction or England or if, in its opinion based upon such legal advice, it would not have the power to do the relevant thing in that jurisdiction by virtue of any applicable law in that jurisdiction or in England or if it is determined by any court or other competent authority in that jurisdiction or in England that it does not have such power. 8. APPLICATION OF MONEYS All moneys received by the Trustee under these presents shall be held by the Trustee upon trust to apply them (subject to Clause 10): (a) first in payment or satisfaction of all amounts then due and unpaid under these presents, including without limitation Clause 12, to the Trustee and/or any Appointee; (b) second in or towards reimbursement pari passu and rateably of any amounts paid by any Indemnifying Parties as contemplated by clause 12.8, together with interest thereon as provided in clause 12.9; (c) third in or towards payment pari passu and rateably of all principal and interest then due and unpaid in respect of the Notes; and (d) fourth in payment of the balance (if any) to the Issuer (without prejudice to, or liability in respect of, any question as to how such payment to the Issuer shall be dealt with as between the Issuer and any other person). If the Trustee holds any moneys which represent principal or interest in respect of Notes which have become void or in respect of which claims have been prescribed under Condition 8, the Trustee will hold such moneys on the above trusts to be applied in accordance with this Clause 8. 9. NOTICE OF PAYMENTS 9.1 The Trustee shall give notice to the relevant Noteholders in accordance with Condition 12 of the day fixed for any payment to them under Clause 8. Such payment may be made in accordance with Condition 5 and any payment so made shall be a good discharge to the Trustee and the Issuer. Any payment in full of interest made in respect of a Coupon in the manner aforesaid shall extinguish any claim of a Noteholder which may arise directly or indirectly in respect of such interest. 9.2 Upon any payment under Clause 9.1 of principal or interest, the Note or Coupon in respect of which such payment is made shall, if the Trustee so requires, be produced to the Trustee or the Paying Agent by or through whom such payment is made and the Trustee shall (a) in the case of part payment, enface or cause such Paying Agent to enface a memorandum of the amount and date of payment thereon (or cause the Paying Agent to procure that the ICSDs make appropriate entries in their records to reflect such payment) or (b) in the case of payment in full, shall cause such Note or Coupon to be surrendered or shall cancel or procure the same to be cancelled and shall certify or procure the certification of such cancellation.

12 10. INVESTMENT BY TRUSTEE 10.1 The Trustee may at its absolute discretion and pending payment invest moneys at any time available for the payment of principal and interest on the Notes of any series in some or one of the investments hereinafter authorised for such periods as it may consider expedient with power from time to time at the like absolute discretion to vary such investments and to accumulate such investments and the resulting interest and other income derived therefrom. The accumulated investments shall be applied under Clause 8. All interest and other income deriving from such investments shall be applied first in payment or satisfaction of all amounts then due and unpaid under these presents, including without limitation Clauses 12, to the Trustee and/or any Appointee and otherwise held for the benefit of and paid to the holders of the Notes of such series or the holders of the related Coupons, as the case may be. 10.2 Any moneys which under the trusts of these presents ought to or may be invested by the Trustee may be invested in the name or under the control of the Trustee in any investments or other assets in any part of the world whether or not they produce income or by placing the same on deposit in the name or under the control of the Trustee at such bank or other financial institution and in such currency as the Trustee may think fit. If that bank or institution is the Trustee or a subsidiary, holding or associated company of the Trustee, it need only account for an amount of interest equal to the amount of interest which would, at then current rates, be payable by it on such a deposit to an independent customer. The Trustee may at any time vary any such investments for or into other investments or convert any moneys so deposited into any other currency and shall not be responsible for any loss resulting from any such investments or deposits, whether due to depreciation in value, fluctuations in exchange rates or otherwise. 11. COVENANTS BY THE ISSUER 11.1 So long as any of the Notes remains outstanding the Issuer covenants with the Trustee that it shall: (a) so far as permitted by applicable law, give or procure to be given to the Trustee such opinions, certificates, information and evidence as it shall require and in such form as it shall require (including without limitation the procurement by the Issuer of all such certificates called for by the Trustee pursuant to paragraph (c) of Clause 13) for the purpose of the discharge or exercise of the duties, trusts, powers, authorities and discretions vested in it under these presents or by operation of law; (b) at all times keep and use all reasonable endeavours to procure that Ferrari Italy keeps proper books of account as may be necessary to comply with all applicable laws as so to enable the financial statements of the Issuer to be prepared and, at any time after the occurrence of an Event of Default or a Potential Event of Default or if the Trustee has grounds to believe that an Event of Default or a Potential Event of Default has occurred, allow and procure Ferrari Italy to allow so far as permitted by applicable law the Trustee and any person appointed by the Trustee to whom the Issuer or Ferrari Italy (as the case may be) shall have no reasonable objection free access to such books of account at all reasonable times during normal business hours; (c) make available (through the website of the Issuer or in hard copy) to the Trustee two copies in English of its annual audited accounts and every document issued or sent to holders of debt securities (including the Noteholders), in each case as soon as practicable after the issue or publication thereof, in case such documents are not published on the website of the Issuer; (d) forthwith give notice in writing to the Trustee upon becoming aware of any Event of Default or any Potential Event of Default;

13 (e) give to the Trustee (i) within 14 days after demand by the Trustee therefor and (ii) (without the necessity for any such demand) within 14 days after the publication of its audited accounts in respect of each financial year commencing with the financial year ending 31 December 2016 and in any event not later than 180 days after the end of each such financial year a certificate in or substantially in the form set out in Schedule 4 signed by one Director or authorised signatory of the Issuer to the effect that to the best of the knowledge, information and belief of the person so certifying, they having made all reasonable enquiries, as at the date which is not earlier than 5 days prior to the date of such certificate (the certification date) there did not exist and had not existed since the certification date of the previous certificate (or in the case of the first such certificate the date hereof) any Event of Default or any Potential Event of Default (or if such exists or existed specifying the same) and that during the period from and including the certification date of the last such certificate (or in the case of the first such certificate the date hereof) to and including the certification date of such certificate the Issuer has complied with all its obligations contained in these presents or (if such is not the case) specifying the respects in which it has not complied; (f) so far as permitted by applicable law, at all times execute and do all such further documents, acts and things as may be necessary at any time or times in the opinion of the Trustee to give effect to these presents; (g) at all times maintain Paying Agents in accordance with the Conditions; (h) use all reasonable endeavours to procure the Principal Paying Agent to notify the Trustee forthwith in the event that the Principal Paying Agent does not, on or before the due date for any payment in respect of the Notes or any of them or any of the Coupons, receive unconditionally pursuant to the Agency Agreement payment of the full amount in the requisite currency of the moneys payable on such due date on all such Notes or Coupons as the case may be; (i) in the event of the unconditional payment to the Principal Paying Agent or the Trustee of any sum due in respect of the Notes or any of them or any of the Coupons being made after the due date for payment thereof forthwith give or procure to be given notice to the relevant Noteholders in accordance with Condition 12 that such payment has been made; (j) use all reasonable endeavours to maintain the listing of the Notes on the Stock Exchange or, if it is unable to do so having used all reasonable endeavours or if the Trustee considers that the maintenance of such listing is unduly onerous and the Trustee is of the opinion that to do so would not be materially prejudicial to the interests of the Noteholders, use all reasonable endeavours to obtain and maintain a quotation or listing of the Notes on such other stock exchange or exchanges or securities market or markets as the Issuer may (with the prior written approval of the Trustee) decide and shall also upon obtaining a quotation or listing of the Notes on such other stock exchange or exchanges or securities market or markets enter into a trust deed supplemental to this Trust Deed to effect such consequential amendments to these presents as the Trustee may require or as shall be requisite to comply with the requirements of any such stock exchange or securities market; (k) give notice to the Noteholders in accordance with Condition 12 of any appointment, resignation or removal of any Paying Agent (other than the appointment of the initial Paying Agents) after having obtained the prior written approval of the Trustee thereto or any change of any Paying Agent's specified office and (except as provided by the Agency Agreement or the Conditions) at least 30 days prior to such event taking effect; provided always that so long as any of the Notes or Coupons remains liable to prescription in the case of the termination of the appointment of the Principal Paying Agent no such termination shall take

14 effect until a new Principal Paying Agent has been appointed on terms previously approved in writing by the Trustee; (l) send or procure to be sent to the Trustee, not less than 7 days prior to which any such notice is to be given, the form of every notice to be given to the Noteholders in accordance with Condition 12 and obtain the prior written approval of the Trustee to, and promptly give to the Trustee two copies of, the final form of every notice to be given to the Noteholders in accordance with Condition 12 (such approval, unless so expressed, not to constitute approval for the purposes of Section 21 of the Financial Services and Markets Act 2000 of the United Kingdom (the FSMA) of a communication within the meaning of Section 21 of the FSMA); (m) comply with and perform all its obligations under the Agency Agreement and use all reasonable endeavours to procure that the Paying Agents comply with and perform all their respective obligations thereunder and (in the case of the Paying Agents) any notice given by the Trustee pursuant to paragraph (a) of Clause 2.3 and not make any amendment or modification to the Agency Agreement without the prior written approval of the Trustee; (n) in order to enable the Trustee to ascertain the principal amount of Notes of each series for the time being outstanding for any of the purposes referred to in the proviso to the definition of outstanding in Clause 1, deliver to the Trustee forthwith upon being so requested in writing by the Trustee a certificate in writing signed by one Director or authorised signatories of the Issuer setting out the total number and aggregate principal amount of Notes of each series which: (i) up to and including the date of such certificate have been purchased by the Issuer or any of its Subsidiaries and cancelled; and (ii) are at the date of such certificate held by, for the benefit of, or on behalf of, the Issuer or any of its Subsidiaries; (o) use all reasonable endeavours to procure that Euroclear and/or Clearstream, Luxembourg (as the case may be) issue(s) any certificate or other document requested by the Trustee under paragraph (t) of Clause 13 as soon as practicable after such request; (p) give notice to the Trustee of the proposed redemption of the Notes not less than the number of days specified in the Conditions prior to the redemption date in respect of such Note or Coupon and duly proceed to redeem such Notes or Coupons accordingly; and (q) it will notify the Trustee in writing within 30 days of any change that affects the Issuer's FATCA status. 11.2 It is acknowledged that, while any Global Note remains outstanding or, in respect of any Notes held in definitive form in an account of Euroclear or Clearstream, Luxembourg, the Issuer has no legal right or ability to require Euroclear, Clearstream, Luxembourg or the Trustee to notify it of the identity of any Noteholder and in any event, as at the date of this Trust Deed, no individual can be an account holder in Euroclear or Clearstream, Luxembourg. 12. REMUNERATION AND INDEMNIFICATION OF TRUSTEE 12.1 The Issuer shall pay to the Trustee remuneration for its services as trustee as from the date of this Trust Deed, such remuneration to be at such rate and on such dates as may from time to time be agreed in writing between the Issuer and the Trustee. Such remuneration shall accrue from day to day and be payable (in priority to payments to the Noteholders and Couponholders) up to and including the date when, all the Notes having become due for redemption, the redemption moneys

15 and interest thereon to the date of redemption have been paid to the Principal Paying Agent or, as the case may be, the Trustee provided that if upon due presentation of any Note or Coupon, payment of the moneys due in respect thereof is improperly withheld or refused, remuneration will commence again to accrue. 12.2 In the event of the occurrence of an Event of Default or a Potential Event of Default, the Issuer hereby agrees that the Trustee shall be entitled to be paid additional remuneration, which may be calculated at its normal hourly rates in force from time to time. In any other case, if the Trustee considers it expedient or necessary or is requested by the Issuer to undertake duties which the Trustee and the Issuer agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee under these presents the Issuer shall pay to the Trustee such additional remuneration as shall be agreed between them (and which may be calculated by reference to the Trustee's normal hourly rates in force from time to time). 12.3 The Issuer shall in addition pay to the Trustee an amount equal to the amount of any value added tax or similar tax for which the Trustee is liable to account in respect of its remuneration under these presents against presentation of a valid value added tax invoice. 12.4 If the Trustee, in its ordinary course of business, recovers any value added tax or similar tax charged by HMRC which is attributable (in the sole and absolute discretion of the Trustee) to any expense or cost paid by the Issuer to the Trustee under this Trust Deed, then the Trustee shall reimburse such recovered amount to the Issuer. The Trustee shall have no obligation to recover, calculate, attribute, obtain or seek to recover, calculate, attribute or obtain, any such tax or relief, and shall have the sole and absolute discretion as to whether it shall recover, calculate, attribute, obtain or seek to recover, calculate, attribute or obtain any such tax or relief and the Trustee shall not be responsible or liable for any amount so calculated, recovered, attributed and reimbursed to the Issuer. 12.5 In the event of the Trustee and the Issuer failing to agree: (a) (in a case to which Clause 12.1 above applies) upon the amount of the remuneration; or (b) (in a case to which Clause 12.2 above applies) upon whether such duties shall be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee under these presents, or upon such additional remuneration, such matters shall be determined by a merchant or investment bank (acting as an expert and not as an arbitrator) selected by the Trustee and approved by the Issuer or, failing such approval, nominated (on the application of the Trustee) by the President for the time being of The Law Society of England and Wales (the expenses involved in such nomination and the fees of such merchant or investment bank being payable by the Issuer) and the determination of any such merchant or investment bank shall be final and binding upon the Trustee, the Issuer the Noteholders and the Couponholders. 12.6 Without prejudice to the right of indemnity by law given to trustees , the Issuer shall indemnify the Trustee and every Appointee and keep it or him indemnified against all Liabilities to which it or he may be or become subject or which may be incurred by it or him in the preparation and execution or purported execution of any of its or his trusts, powers, authorities and discretions under these presents or its or his functions under any such appointment or in respect of any other matter or thing done or omitted in any way relating to these presents or any such appointment (including all Liabilities incurred in disputing or defending any of the foregoing). 12.7 The Issuer shall also pay or discharge all costs, charges and expenses (excluding taxes other than stamp duties, levies, imposts, issue, registration, documentary and other similar taxes or duties) incurred by the Trustee in relation to the preparation and execution of, the exercise of its powers and

16 the performance of its duties under, and in any other manner relating to, these presents, including but not limited to travelling expenses and any stamp, issue, registration, documentary and other similar taxes or duties paid or payable by the Trustee in connection with any action properly taken or contemplated by or on behalf of the Trustee for enforcing these presents. 12.8 Where any amount which would otherwise be payable by the Issuer under Clause 12.6 or Clause 12.7 has instead been paid by any person or persons other than the Issuer (each, an Indemnifying Party), the Issuer shall pay to the Trustee an equal amount for the purpose of enabling the Trustee to reimburse the Indemnifying Parties. 12.9 All amounts payable pursuant to Clause 12.6 above and/or Clause 12.7 shall be payable by the Issuer on the date specified in a demand by the Trustee and in the case of payments actually made by the Trustee prior to such demand shall carry interest at the rate of three per cent. per annum above the base rate (on the date on which payment was made by the Trustee) of National Westminster Bank Plc from the date specified in such demand, and in all other cases shall (if not paid within 30 days after the date of such demand or, if such demand specifies that payment is to be made on an earlier date, on such earlier date) carry interest at such rate from such 30th day of such other date specified in such demand. All remuneration payable to the Trustee shall carry interest at such rate from the due date therefor. 12.10 The Issuer hereby further undertakes to the Trustee that all monies payable by the Issuer to the Trustee under this Clause shall be made without set-off, counterclaim, deduction or withholding unless compelled by law in which event the Issuer will pay such additional amounts as will result in the receipt by the Trustee of the amounts which would otherwise have been payable by the Issuer to the Trustee under this Clause in the absence of any such set-off, counterclaim, deduction or withholding. 12.11 Unless otherwise specifically stated in any discharge of these presents the provisions of this Clause shall continue in full force and effect notwithstanding such discharge. 13. SUPPLEMENT TO TRUSTEE ACTS Section 1 of the Trustee Act 2000 of England and Wales shall not apply to the duties of the Trustee in relation to the trusts constituted by these presents. Where there are any inconsistencies between the Trustee Acts and the provisions of these presents, the provisions of these presents shall, to the extent allowed by law, prevail and, in the case of any such inconsistency with the Trustee Act 2000 of England and Wales, the provisions of these presents shall constitute a restriction or exclusion for the purposes of that Act. The Trustee shall have all the powers conferred upon trustees by the Trustee Acts and by way of supplement thereto it is expressly declared as follows: (a) The Trustee may in relation to these presents act on the advice or opinion of or any information (whether addressed to the Trustee or not) obtained from any lawyer, valuer, accountant, surveyor, banker, broker, auctioneer or other expert whether obtained by the Issuer, the Trustee or otherwise and which advice may be provided on such terms (including as to limitations on liability) as the Trustee may consider in its sole discretion to be consistent with prevailing market practice with respect to advice or opinions of that nature and shall not be responsible for any Liability occasioned by so acting. (b) Any such advice, opinion or information may be sent or obtained by letter or, facsimile transmission and the Trustee shall not be liable for acting on any advice, opinion or information purporting to be conveyed by any such letter or facsimile transmission although the same shall contain some error or shall not be authentic.

17 (c) The Trustee may call for and shall be at liberty to accept as sufficient evidence of any fact or matter or the expediency of any transaction or thing a certificate signed by any two Directors or authorised signatories of the Issuer and the Trustee shall not be bound in any such case to call for further evidence or be responsible for any Liability that may be occasioned by it acting on such certificate. (d) The Trustee shall not be responsible for the receipt or application of the proceeds of the issue of any of the Notes by the Issuer, the exchange of any Global Note for another Global Note or definitive Notes, the delivery of any Global Note or definitive Notes to the person(s) entitled to it or them. (e) The Trustee shall not be bound to give notice to any person of the execution of any documents comprised or referred to in these presents or to take any steps to ascertain whether any Event of Default or any Potential Event of Default has happened and, until it shall have actual knowledge or express notice pursuant to these presents to the contrary, the Trustee shall be entitled to assume that no Event of Default or Potential Event of Default has happened and that the Issuer is observing and performing all its obligations under these presents. (f) Save as expressly otherwise provided in these presents, the Trustee shall have absolute and uncontrolled discretion as to the exercise or non-exercise of its trusts, powers, authorities and discretions under these presents (the exercise or non-exercise of which as between the Trustee and the Noteholders and Couponholders shall be conclusive and binding on the Noteholders and Couponholders) and shall not be responsible for any Liability which may result from their exercise or non-exercise and in particular the Trustee shall not be bound to act at the request or direction of the Noteholders or otherwise under any provision of these presents or to take at such request or direction or otherwise any other action under any provision of these presents, without prejudice to the generality of Clause 7.1, unless it shall first be indemnified and/or secured and/or prefunded to its satisfaction against all Liabilities to which it may render itself liable or which it may incur by so doing. (g) The Trustee shall not be liable to any person by reason of having acted upon any Extraordinary Resolution in writing or any Extraordinary Resolution or other resolution purporting to have been passed at any meeting of holders of Notes of all or any series in respect whereof minutes have been made and signed or any direction or request of holders of Notes of all or any series even though subsequent to its acting it may be found that there was some defect in the constitution of the meeting or the passing of the resolution or (in the case of an Extraordinary Resolution in writing) that not all Noteholders had signed the Extraordinary Resolution or (in the case of a direction or request) it was not signed by the requisite number of Noteholders or that for any reason the resolution, direction or request was not valid or binding upon such Noteholders and the relative Couponholders. (h) The Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any Note or Coupon purporting to be such and subsequently found to be forged or not authentic. (i) Any consent or approval given by the Trustee for the purposes of these presents may be given on such terms and subject to such conditions (if any) as the Trustee thinks fit and notwithstanding anything to the contrary in these presents may be given retrospectively. The Trustee may give any consent or approval, exercise any power, authority or discretion or take any similar action (whether or not such consent, approval, power, authority, discretion or action is specifically referred to in these presents) if it is satisfied that the interests of the Noteholders will not be materially prejudiced thereby. For the avoidance of doubt, the

18 Trustee shall not have any duty to the Noteholders in relation to such matters other than that which is contained in the preceding sentence. (j) The Trustee shall not (unless and to the extent ordered so to do by a court of competent jurisdiction) be required to disclose to any Noteholder or Couponholder any information (including, without limitation, information of a confidential, financial or price sensitive nature) made available to the Trustee by the Issuer or any other person in connection with these presents and no Noteholder or Couponholder shall be entitled to take any action to obtain from the Trustee any such information. (k) Where it is necessary or desirable for any purpose in connection with these presents to convert any sum from one currency to another it shall (unless otherwise provided by these presents or required by law) be converted at such rate or rates, in accordance with such method and as at such date for the determination of such rate of exchange, as may be agreed by the Trustee in consultation with the Issuer and any rate, method and date so agreed shall be binding on the Issuer, the Noteholders and the Couponholders. (l) The Trustee may certify that any of the conditions, events and acts set out in subparagraphs (b) to (g) (other than (d) and (e)) of Condition 9.1 (each of which conditions, events and acts shall, unless in any case the Trustee in its absolute discretion shall otherwise determine, for all the purposes of these presents be deemed to include the circumstances resulting therein and the consequences resulting therefrom) is in its opinion materially prejudicial to the interests of the Noteholders and any such certificate shall be conclusive and binding upon the Issuer, the Noteholders and the Couponholders. (m) The Trustee as between itself and the Noteholders and Couponholders may determine all questions and doubts arising in relation to any of the provisions of these presents. Every such determination, whether or not relating in whole or in part to the acts or proceedings of the Trustee, shall be conclusive and shall bind the Trustee and the Noteholders and Couponholders. (n) In connection with the exercise by it of any of its trusts, powers, authorities and discretions under these presents (including, without limitation, any modification, waiver, authorisation or determination), the Trustee shall have regard to the general interests of the Noteholders as a class and shall not have regard to any interests arising from circumstances particular to individual Noteholders or Couponholders (whatever their number) and, in particular but without limitation, shall not have regard to the consequences of any such exercise for individual Noteholders or Couponholders (whatever their number) resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory or any political sub-division thereof and the Trustee shall not be entitled to require, nor shall any Noteholder or Couponholder be entitled to claim, from the Issuer, the Trustee or any other person any indemnification or payment in respect of any tax consequence of any such exercise upon individual Noteholders or Couponholders except to the extent already provided for in Condition 7 and/or any undertaking given in addition thereto or in substitution therefor under these presents. (o) Any trustee of these presents being a lawyer, accountant, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his firm in connection with the trusts of these presents and also his properly incurred charges in addition to disbursements for all other work and business done and all time spent by him or his firm in connection with matters arising in connection with these presents.

19 (p) The Trustee may in the execution and exercise of all or any of the trusts, powers, authorities and discretions vested in it by these presents whenever it thinks fit delegate by power of attorney or otherwise to any person or persons or fluctuating body of persons (whether being a joint trustee of these presents or not) all or any of its trusts, powers, authorities and discretions under these presents. Such delegation may be made upon such terms (including power to sub-delegate) and subject to such conditions and regulations as the Trustee may in the interests of the Noteholders think fit. The Trustee shall not be under any obligation to supervise the proceedings or acts of any such delegate or sub-delegate or be in any way responsible for any Liability incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate provided that the Trustee shall have exercised reasonable care in selecting such person. (q) The Trustee may in the conduct of the trusts of these presents instead of acting personally employ and pay an agent (whether being a lawyer or other professional person) to transact or conduct, or concur in transacting or conducting, any business and to do, or concur in doing, all acts required to be done by the Trustee in connection with these presents (including the receipt and payment of money). The Trustee shall not be in any way responsible for any Liability incurred by reason of any misconduct or default on the part of any such agent or be bound to supervise the proceedings or acts of any such agent provided that the Trustee shall have exercised reasonable care in selecting such person. (r) The Trustee may appoint and pay any person to act as a custodian or nominee on any terms in relation to such assets of the trusts constituted by these presents as the Trustee may determine, including for the purpose of depositing with a custodian these presents or any document relating to the trusts constituted by these presents and the Trustee shall not be responsible for or required to insure against any Liability incurred in connection with such deposit or by reason of the misconduct, omission or default on the part of any person appointed by it hereunder or be bound to supervise the proceedings or acts of such person and may pay all sums required to be paid on account of or in respect of any such deposit; the Trustee is not obliged to appoint a custodian if the Trustee invests in securities payable to bearer provided that the Trustee shall have exercised reasonable care in selecting such person. (s) The Trustee shall not be responsible for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability or admissibility in evidence of these presents or any other document relating or expressed to be supplemental thereto and shall not be liable for any failure to obtain any licence, consent or other authority for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability or admissibility in evidence of these presents or any other document relating or expressed to be supplemental thereto. (t) The Trustee may call for any certificate or other document issued by Euroclear, Clearstream, Luxembourg or any other relevant clearing system in relation to any matter. Any such certificate or other document shall, in the absence of manifest error, be conclusive and binding for all purposes. Any such certificate or other document may comprise any form of statement or print out of electronic records provided by the relevant clearing system (including Euroclear's EUCLID or Clearstream, Luxembourg's Creation Online system) in accordance with its usual procedures and in which the account holding a particular principal or nominal amount of the Notes is clearly identified together with the amount of such holding. The Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any certificate or other document to such effect purporting to be issued by Euroclear or Clearstream, Luxembourg or any other applicable clearing system and subsequently found to be forged or not authentic.

20 (u) The Trustee shall not be responsible to any person for failing to request, require or receive any legal opinion relating to the Notes or for checking or commenting upon the content of any such legal opinion and shall not be responsible for any Liability incurred thereby. (v) No provision of these presents shall require the Trustee to do anything which may be illegal or contrary to applicable law (including but not limited to the laws of the United States of America or any jurisdiction forming part of it and England & Wales) or regulation of any agency of any such state or jurisdiction and may without Liability do anything which is, in its reasonable opinion, necessary to comply with any such law, directive or regulation (w) No provision of these presents shall require the Trustee to do anything which may cause it to expend or risk its own funds or otherwise incur any Liability in the performance of any of its duties or in the exercise of any of its rights, powers or discretions, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or Liability is not assured to it. (x) In the absence of express notice to the contrary, the Trustee shall be entitled to assume without enquiry (other than requesting a certificate pursuant to paragraph (n) of Clause 11 that no Notes are held by, for the benefit of, or on behalf of, the Issuer or any of its Subsidiaries. (y) The Trustee shall not be responsible for, or for investigating any matter which is the subject of, any recital, statement, representation, warranty or covenant of any person contained in these presents, or any other agreement or document relating to the transactions contemplated in these presents or under such other agreement or document. (z) The Trustee shall be under no obligation to monitor or supervise the functions of any other person under the Notes or Coupons or any other agreement or document relating to the transactions herein or therein contemplated and shall be entitled, in the absence of actual knowledge of a breach of obligation, to assume that each such person is properly performing and complying with its obligations. (aa) When determining whether an indemnity or any security or pre-funding is satisfactory to it, the Trustee shall be entitled, acting reasonably, to evaluate its risk in any given circumstance by considering the worst-case scenario and, for this purpose, it may take into account, without limitation, the potential costs of defending or commencing proceedings in England or elsewhere and the risk, however remote, of any award of damages against it in England or elsewhere. (bb) The Trustee shall not incur any Liability to the Issuer, Noteholders or any other person in connection with any approval given by it pursuant to Clause 11(n) to any notice to be given to Noteholders by the Issuer; the Trustee shall not be deemed to have represented, warranted, verified or confirmed that the contents of any such notice are true, accurate or complete in any respects or that it may be lawfully issued or received in any jurisdiction. (cc) The Trustee shall not be responsible for monitoring whether any notices to Noteholders are given in compliance with the requirements of the Stock Exchange or with any other legal or regulatory requirements. (dd) Subject to the below, and notwithstanding anything else herein contained, the Trustee shall not be obliged to take any action which would, or might in its reasonable opinion, be contrary to any economic or financial sanctions law of any state or jurisdiction (including but not limited to the United States of America or any jurisdiction forming part of it, and England and Wales) or any economic or sanctions directive or regulation of any agency of

21 any such state (a “Relevant Restriction”), in each case only if and to the extent that (i) the Trustee considers in its reasonable opinion that it is subject to such Relevant Restriction, and (ii) the Relevant Restriction prohibits the performance of the obligations of the Trustee under this Agreement, and the Trustee may take such actions as, in its reasonable opinion, are necessary to comply with any Relevant Restriction. The Trustee agrees that: (A) to the extent that it is prohibited by a Relevant Restriction from performing its obligations under this Trust Deed, such obligations shall be suspended only and nothing in this Clause 13(dd) shall release or discharge the Trustee from any Liability or duty it owes to the Issuer in respect of amounts paid by the Issuer to the Trustee to be applied by the Trustee on the Issuer’s behalf in discharge of the Issuer’s obligations under this Trust Deed (and, for the avoidance of doubt, the Trustee shall pay such amounts to, or to the order of, the Issuer immediately upon the Relevant Restriction ceasing to apply, or otherwise ceasing to prohibit the performance of such obligations); (B) to the extent not otherwise prohibited by any Relevant Restriction, the Trustee shall, promptly upon becoming aware of any Relevant Restriction which, in its reasonable opinion, might affect the performance of its obligations under this Trust Deed, consult in good faith with the Issuer to take all reasonable steps necessary to mitigate the effect of such Relevant Restriction, including (but not limited to) making such amendments to these this Trust Deed as may be necessary or desirable to procure compliance with the Relevant Restriction and/or appointing a replacement Trustee (as the case may be) pursuant to Clause 19; and (C) if and to the extent that, in the reasonable opinion of the Trustee, an action which would otherwise be required to be taken by it under this Trust Deed would be contrary to a Relevant Restriction, to the extent not otherwise prohibited by any Relevant Restriction, the Trustee and the Issuer shall use reasonable endeavours to work together to give effect to the terms of, and the intent of the parties to this Trust Deed under, this Trust Deed in a manner that would not be contrary to the Relevant Restriction. In this Clause 13(dd) reasonable opinion means the reasonable opinion of the Trustee which is supported by advice received from independent, external legal counsel which has, to the extent practicable and not otherwise prohibited by any Relevant Restriction, been promptly made available to the Issuer in an appropriate format in order to enable an informed discussion to take place between the Trustee and the Issuer as to the applicability of the Relevant Restriction and the action which the Trustee should take. 14. TRUSTEE'S LIABILITY 14.1 Nothing in these presents shall in any case in which the Trustee has failed to show the degree of care and diligence required of it as trustee having regard to the provisions of these presents conferring on it any trusts, powers, authorities or discretions exempt the Trustee from or indemnify it against any Liability for its own gross negligence, wilful misconduct, fraud or breach of trust which it may be guilty in relation to its duties under these presents. 14.2 Notwithstanding any provision of these presents to the contrary, the Trustee shall not in any event be liable for:

22 (a) loss of profit, loss of business, loss of goodwill, loss of opportunity, whether direct or indirect: and (b) special, indirect, punitive or consequential loss or damage of any kind whatsoever, whether or not foreseeable, whether or not the Trustee can reasonably be regarded as having assumed responsibility at the time this Trust Deed is entered into, even if the Trustee has been advised of the likelihood of such loss or damage, unless the claim for loss or damage is made in respect of fraud on the part of the Trustee. 15. TRUSTEE CONTRACTING WITH THE ISSUER Neither the Trustee nor any director or officer or holding company, Subsidiary or associated company of a corporation acting as a trustee under these presents shall by reason of its or his fiduciary position be in any way precluded from: (a) entering into or being interested in any contract or financial or other transaction or arrangement with the Issuer or any person or body corporate associated with the Issuer (including without limitation any contract, transaction or arrangement of a banking or insurance nature or any contract, transaction or arrangement in relation to the making of loans or the provision of financial facilities or financial advice to, or the purchase, placing or underwriting of or the subscribing or procuring subscriptions for or otherwise acquiring, holding or dealing with, or acting as paying agent in respect of, the Notes or any other notes, bonds, stocks, shares, debenture stock, debentures or other securities of, the Issuer or any person or body corporate associated as aforesaid); or (b) accepting or holding the trusteeship of any other trust deed constituting or securing any other securities issued by or relating to the Issuer or any such person or body corporate so associated or any other office of profit under the Issuer or any such person or body corporate so associated, and shall be entitled to exercise and enforce its rights, comply with its obligations and perform its duties under or in relation to any such contract, transaction or arrangement as is referred to in (a) above or, as the case may be, any such trusteeship or office of profit as is referred to in (b) above without regard to the interests of the Noteholders and notwithstanding that the same may be contrary or prejudicial to the interests of the Noteholders and shall not be responsible for any Liability occasioned to the Noteholders thereby and shall be entitled to retain and shall not be in any way liable to account for any profit made or share of brokerage or commission or remuneration or other amount or benefit received thereby or in connection therewith. Where any holding company, subsidiary or associated company of the Trustee or any director or officer of the Trustee acting other than in his capacity as such a director or officer has any information, the Trustee shall not thereby be deemed also to have knowledge of such information and, unless it shall have actual knowledge of such information, shall not be responsible for any loss suffered by Noteholders resulting from the Trustee's failing to take such information into account in acting or refraining from acting under or in relation to these presents. 16. WAIVER, AUTHORISATION AND DETERMINATION The Trustee may without the consent or sanction of the Noteholders and without prejudice to its rights in respect of any subsequent breach, Event of Default or Potential Event of Default from time to time and at any time but only if and in so far as in its opinion the interests of the Noteholders shall not be materially prejudiced thereby waive or authorise any breach or proposed breach by the Issuer of any of the covenants or provisions contained in these presents or determine that any Event of

23 Default or Potential Event of Default shall not be treated as such for the purposes of these presents provided always that the Trustee shall not exercise any powers conferred on it by this Clause in contravention of any express direction given by Extraordinary Resolution or by a request under Condition 9.1 but so that no such direction or request shall affect any waiver, authorisation or determination previously given or made. Any such waiver, authorisation or determination may be given or made on such terms and subject to such conditions (if any) as the Trustee may reasonably determine, shall be binding on the Noteholders and the Couponholders and, if, but only if, the Trustee shall so require, shall be notified by the Issuer to the Noteholders in accordance with Condition 12 as soon as practicable thereafter. 17. MODIFICATION The Trustee may without the consent or sanction of the Noteholders or Couponholders at any time and from time to time concur with the Issuer in making any modification (a) to these presents or the Agency Agreement (including, without limitation, any Basic Terms Modification) provided that the Trustee is of the opinion that such modification will not be materially prejudicial to the interests of the Noteholders or (b) to these presents or the Agency Agreement if in the reasonable opinion of the Trustee such modification is of a formal, minor or technical nature or to correct a manifest error or which modification is required to comply with a mandatory provision of law. Any such modification may be made on such terms and subject to such conditions (if any) as the Trustee may reasonably determine, shall be binding upon the Noteholders and the Couponholders and, unless the Trustee agrees otherwise, shall be notified by the Issuer to the Noteholders in accordance with Condition 12 as soon as practicable thereafter. 18. BREACH Any breach of or failure to comply with any terms and conditions pursuant to which a waiver, authorisation, determination or modification is granted (as referred to in Clauses 16 and 17 above) shall constitute a default by the Issuer in the performance or observance of a covenant or provision binding on it under or pursuant to these presents. 19. SUBSTITUTION 19.1 (a) The Trustee may without the consent of the Noteholders or Couponholders at any time agree with the Issuer to the substitution in place of the Issuer (or of any previous substitute under this Clause) as the principal debtor under these presents of any Subsidiary of the Issuer (such substituted company being hereinafter called the New Company) provided that a trust deed is executed or some other form of undertaking is given by the New Company in form and manner satisfactory to the Trustee, agreeing to be bound by the provisions of these presents with any consequential amendments which the Trustee may deem appropriate as fully as if the New Company had been named in these presents as the principal debtor in place of the Issuer (or of any previous substitute under this Clause) and provided further that the Issuer unconditionally and irrevocably guarantees all amounts payable under these presents to the satisfaction of the Trustee. (b) The following further conditions shall apply to (a) above: (i) the Issuer and the New Company shall comply with such other requirements as the Trustee may direct in order that the substitution is fully effective in the interests of the Noteholders; (ii) if two Directors of the New Company (or other officers or authorised signatories acceptable to the Trustee) shall certify that the New Company is solvent both at the time at which the relevant transaction is proposed to be effected and immediately

24 thereafter (which certificate the Trustee may rely upon absolutely) the Trustee shall not be under any duty to have regard to the financial condition, profits or prospects of the New Company or to compare the same with those of the Issuer or any previous substitute under this Clause as applicable. 19.2 Any such trust deed or undertaking shall, if so expressed, operate to release the Issuer or the previous substitute as aforesaid from all of its obligations as principal debtor under these presents. Not later than 14 days after the execution of such documents and compliance with such requirements as aforesaid, the New Company shall give notice thereof in a form previously approved by the Trustee (such approval not to be unreasonably withheld or delayed) to the Noteholders in the manner provided in Condition 12. Upon the execution of such documents and compliance with such requirements, the New Company shall be deemed to be named in these presents as the principal debtor in place of the Issuer (or in place of any previous substitute under this clause) under these presents and these presents shall be deemed to be modified in such manner as shall be necessary to give effect to the above provisions and, without limitation, references in these presents to the Issuer shall, unless the context otherwise requires, be deemed to be or include references to the New Company. 20. HOLDER OF DEFINITIVE NOTE ASSUMED TO BE COUPONHOLDER 20.1 The Issuer, the Trustee and any Paying Agent may deem and treat the holder of any Note and any Coupon appertaining to the relevant Note as the absolute owner of such Note or such Coupon as the case may be (whether or not such Note or such Coupon shall be overdue and notwithstanding any notation of ownership or other writing thereon or any notice of previous loss or theft of such Note or Coupon) for all purposes and, except as ordered by a court of competent jurisdiction or as required by applicable law, the Issuer, the Trustee and the Paying Agents shall not be affected by any notice to the contrary and no person shall be liable for so treating the holder. All payments made to any such holder shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability for the moneys payable upon the Notes and Coupons. 21. NO NOTICE TO COUPONHOLDERS 21.1 Neither the Trustee nor the Issuer shall be required to give any notice to the Couponholders for any purpose under these presents and the Couponholders shall be deemed for all purposes to have notice of the contents of any notice given to the Noteholders in accordance with Condition 12. 22. CURRENCY INDEMNITY The Issuer shall indemnify the Trustee, every Appointee, the Noteholders and the Couponholders and keep them indemnified against: (a) any Liability incurred by any of them arising from the non-payment by the Issuer of any amount due to the Trustee or the Noteholders or Couponholders under these presents by reason of any variation in the rates of exchange between those used for the purposes of calculating the amount due under a judgment or order in respect thereof and those prevailing at the date of actual payment by the Issuer; and (b) any deficiency arising or resulting from any variation in rates of exchange between (i) the date as of which the local currency equivalent of the amounts due or contingently due under these presents (other than this Clause) is calculated for the purposes of any bankruptcy, insolvency or liquidation of the Issuer and (ii) the final date for ascertaining the amount of claims in such bankruptcy, insolvency or liquidation. The amount of such deficiency shall be deemed not to be reduced by any variation in rates of exchange occurring between the

25 said final date and the date of any distribution of assets in connection with any such bankruptcy, insolvency or liquidation. The above indemnity shall constitute an obligation of the Issuer separate and independent from its obligations under the other provisions of these presents and shall apply irrespective of any indulgence granted by the Trustee or the Noteholders or the Couponholders from time to time and shall continue in full force and effect notwithstanding the judgment or filing of any proof or proofs in any bankruptcy, insolvency or liquidation of the Issuer for a liquidated sum or sums in respect of amounts due under these presents (other than this Clause). Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Noteholders and Couponholders and no proof or evidence of any actual loss shall be required by the Issuer or its liquidator or liquidators. 23. NEW TRUSTEE The power to appoint a new trustee of these presents shall, subject as hereinafter provided, be vested in the Issuer but no person shall be appointed who shall not previously have been approved by an Extraordinary Resolution. One or more persons may hold office as trustee or trustees of these presents but such trustee or trustees shall be or include a Trust Corporation. Whenever there shall be more than two trustees of these presents the majority of such trustees shall be competent to execute and exercise all the duties, powers, trusts, authorities and discretions vested in the Trustee by these presents provided that a Trust Corporation shall be included in such majority. Any appointment of a new trustee of these presents shall as soon as practicable thereafter be notified by the Issuer to the Principal Paying Agent and the Noteholders. 24. SEPARATE AND CO-TRUSTEES Notwithstanding the provisions of Clause 21.1 above, the Trustee may, upon giving prior written notice to the Issuer and after consultation with the Issuer (but without the consent of the Issuer, the Noteholders or the Couponholders), appoint any person established or resident in any jurisdiction (whether a Trust Corporation or not) to act either as a separate trustee or as a co-trustee jointly with the Trustee: (a) if the Trustee considers such appointment to be in the interests of the Noteholders; (b) for the purposes of conforming to any legal requirements, restrictions or conditions in any jurisdiction in which any particular act or acts is or are to be performed; or (c) for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction of either a judgment already obtained or any of the provisions of these presents against the Issuer. The Issuer irrevocably appoints the Trustee to be its attorney in its name and on its behalf to execute any such instrument of appointment. Such a person shall (subject always to the provisions of these presents) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Trustee by these presents) and such duties and obligations as shall be conferred or imposed by the instrument of appointment. The Trustee shall have power in like manner to remove any such person. Such reasonable remuneration as the Trustee may pay to any such person, together with any attributable costs, charges and expenses properly incurred by it in performing its function as such separate trustee or co-trustee, shall for the purposes of these presents be treated as costs, charges and expenses properly incurred by the Trustee.

26 25. TRUSTEE'S RETIREMENT AND REMOVAL A trustee of these presents may retire at any time on giving not less than 90 days' prior written notice to the Issuer without giving any reason and without being responsible for any costs, charges and expenses properly incurred by reason of such retirement. The Noteholders may by Extraordinary Resolution remove any trustee or trustees for the time being of these presents. The Issuer undertakes that in the event of the only trustee of these presents which is a Trust Corporation (for the avoidance of doubt, disregarding for this purpose any separate or co-trustee appointed under Clause 24) giving notice under this Clause or being removed by Extraordinary Resolution it will use all reasonable endeavours to procure that a new trustee of these presents being a Trust Corporation is appointed as soon as reasonably practicable thereafter. The retirement or removal of any such trustee shall not become effective until a successor trustee being a Trust Corporation is appointed. If, in such circumstances, no appointment of such a new trustee has become effective within 90 days of the date of such notice or Extraordinary Resolution, the Trustee shall be entitled to appoint a Trust Corporation as trustee of these presents, but no such appointment shall take effect unless previously approved by an Extraordinary Resolution. 26. TRUSTEE'S POWERS TO BE ADDITIONAL The powers conferred upon the Trustee by these presents shall be in addition to any powers which may from time to time be vested in the Trustee by the general law or as a holder of any of the Notes or Coupons. 27. NOTICES 27.1 Any notice or demand to the Issuer or the Trustee to be given, made or served for any purposes under these presents shall be given, made or served by sending the same by pre-paid post (first class if inland, first class airmail if overseas) or facsimile transmission or by delivering it by hand as follows: to the Issuer: Ferrari N.V. Via Abetone Inferiore N.4 I-41053 Maranello Italy (Attention: CFO/General Counsel) Facsimile No. (+39) 0536-949.745 Email: backoffice@ferrari.com to the Trustee: Citigroup Centre Canada Square Canary Wharf London E14 5LB England (Attention: The Directors - Agency & Trust) Facsimile No. +44(0)20 7500 5877 or to such other address or facsimile number as shall have been notified (in accordance with this Clause) to the other party hereto and any notice or demand shall be effective and deemed received: (i) in the case of a letter, only on actual delivery provided that if the letter is received on a day which is not a business day (in the place of the recipient) or after 4.00p.m. (local time of the recipient) on any day which is a business day (in the place of the recipient), it shall be deemed to have been received on the next business day (in the place of the recipient); and (ii) in the case of a facsimile, when a transmission report showing the successful transmission of the facsimile is received by the sender provided that if the facsimile is received on a day which is not a business day (in the place of

27 the recipient) or after 4.00p.m. (local time of the recipient) on any day which is a business day (in the place of the recipient), it shall be deemed to have been received on the next business day (in the place of the recipient). The failure of the addressee to receive such confirmation shall not invalidate the relevant notice or demand given by facsimile transmission. Any notice or demand given to the Issuer by the methods set out above shall be accompanied, as soon as practicable thereafter, by an email confirming delivery thereof. 27.2 Neither the Trustee nor the Issuer shall be required to give any notice to the Couponholders for any purpose under this Trust Deed and the Couponholders shall be deemed for all purposes to have notice of the contents of any notice given to the Noteholders in accordance with Condition 12. 28. GOVERNING LAW AND SUBMISSION TO JURISDICTION 28.1 This Trust Deed and the Notes and all non-contractual obligations arising from or connected with them are governed by, and shall be construed in accordance with, English law. 28.2 The courts of England have exclusive jurisdiction to settle any dispute (a Dispute), arising from or connected with this Trust Deed or the Notes (including a dispute relating to non-contractual obligations arising from or in connection with this Trust Deed or the Notes, or a dispute regarding the existence, validity or termination of this Trust Deed or the Notes) or the consequences of their nullity. 28.3 The parties agree that the courts of England are the most appropriate and convenient courts to settle any Dispute and, accordingly, that they will not argue to the contrary. 28.4 Clause 28.2 is for the benefit of the Trustee and the Noteholders only. As a result, nothing in this Clause 28 prevents the Trustee or any of the Noteholders from taking proceedings relating to a Dispute (Proceedings) in any other courts with jurisdiction. To the extent allowed by law, the Trustee or any of the Noteholders may take concurrent Proceedings in any number of jurisdictions. 28.5 The Issuer agrees that the documents which start any Proceedings and any other documents required to be served in relation to those Proceedings may be served on it by being delivered to Ferrari N.V. UK Branch at its registered office for the time being in England. If such person is not or ceases to be effectively appointed to accept service of process on behalf of the Issuer, the Issuer shall, on the written demand of the Trustee, appoint a further person in England to accept service of process on its behalf and, failing such appointment within 15 days, the Trustee shall be entitled to appoint such a person by written notice addressed to the Issuer. The Issuer hereby authorises the Trustee to make such appointments on behalf of the Issuer if the Issuer has failed to appoint a new service of process agent within 15 days as set out above. Nothing in this paragraph shall affect the right of the Trustee or any of the Noteholders to serve process in any other manner permitted by law. This clause applies to Proceedings in England and to Proceedings elsewhere. 28.6 The Issuer consents generally in respect of any Proceedings to the giving of any relief or the issue of any process in connection with such Proceedings including (without limitation) the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which is made or given in such Proceedings. 28.7 To the extent that the Issuer may in any jurisdiction claim for itself or its assets or revenues immunity from suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process and to the extent that such immunity (whether or not claimed) may be attributed in any such jurisdiction to the Issuer or its assets or revenues, the Issuer agrees not to claim and irrevocably waives such immunity to the full extent permitted by the laws of such jurisdiction.

28 29. COUNTERPARTS This Trust Deed and any trust deed supplemental hereto may be executed and delivered in any number of counterparts, all of which, taken together, shall constitute one and the same deed and any party to this Trust Deed or any trust deed supplemental hereto may enter into the same by executing and delivering a counterpart. 30. CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999 No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of these presents, but this does not affect any right or remedy of a third party which exists or is available apart from that Act. 31. SEVERABILITY In case any provision in or obligation under this Trust Deed shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. IN WITNESS whereof this Trust Deed has been executed as a deed by the Issuer and the Trustee and delivered on the date first stated on page 1.

29 SCHEDULE 1 FORMS OF GLOBAL NOTES PART 1 FORM OF TEMPORARY GLOBAL NOTE ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE. FERRARI N.V. (a public limited liability company (naamloze vennootschap) incorporated in the Netherlands, having its official seat (statutaire zetel) in Amsterdam, the Netherlands and having its principal place of business at Via Abetone Inferiore N.4, I-41053 Maranello, Italy, registered with the trade register of the chamber of commerce under number 64060977) €700,000,000 0.250 PER CENT. NOTES DUE 16 JANUARY 2021 ISIN: XS1720053229 TEMPORARY GLOBAL NOTE This Note is a Temporary Global Note without interest coupons in respect of a duly authorised issue of Notes of Ferrari N.V. (the Issuer), designated as specified in the title hereof (the Notes), limited to the aggregate principal amount of seven hundred million euros (€700,000,000) and constituted by a trust deed dated 16 November 2017 (as amended and/or supplemented and/or restated from time to time, the Trust Deed) between the Issuer and Citicorp Trustee Company Limited as trustee (the trustee for the time being thereof being herein called the Trustee, which expression includes all persons for the time being appointed as Trustee or Trustees under the Trust Deed) and is subject to a paying agency agreement dated 16 November 2017 (as amended and/or supplemented and/or restated from time to time, the Agency Agreement) between the Issuer, Citibank, N.A., London Branch and the Trustee. References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 2 to the Trust Deed. The aggregate principal amount from time to time of this Temporary Global Note shall be seven hundred million euros (€700,000,000) or, if less, that amount as shall be shown by the latest entry duly made in the Schedule hereto. 1. Promise to pay Subject as provided in this Temporary Global Note the Issuer promises to pay to the bearer the principal amount of this Temporary Global Note (being at the date hereof seven hundred million euros (€700,000,000) on 16 January 2021 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Trust Deed) and to pay interest annually in arrear on each Interest Payment Date on the principal amount from time to time of this temporary Global Note at the rate of 0.250 per cent. per annum together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Trust Deed.

30 2. Negotiability This Temporary Global Note is negotiable and, accordingly, title to this Temporary Global Note shall pass by delivery. 3. Exchange for Permanent Global Note and purchases This Temporary Global Note is exchangeable in whole or in part upon the request of the bearer for a further global note in respect of up to €700,000,000 aggregate principal amount of the Notes (the Permanent Global Note) only on and subject to the terms and conditions set out below. On and after the day following the expiry of 40 days after the date of issue of this Temporary Global Note (the Exchange Date) this Temporary Global Note may be exchanged in whole or in part at the specified office of the Principal Paying Agent for the Permanent Global Note and the Issuer shall procure that the Principal Paying Agent shall issue and deliver, in full or partial exchange for this Temporary Global Note, the Permanent Global Note (or, as the case may be, endorse the Permanent Global Note) in an aggregate principal amount equal to the principal amount of this Temporary Global Note submitted for exchange provided that the Permanent Global Note shall be issued and delivered (or, as the case may be, endorsed) only if and to the extent that there shall have been presented to the Issuer a certificate from Euroclear Bank SA/NV (Euroclear) or from Clearstream Banking S.A. (Clearstream, Luxembourg) to the effect that it has received from or in respect of a person entitled to a particular principal amount of the Notes represented by this Temporary Global Note (as shown by its records) a certificate of non-US beneficial ownership in the form required by it. Any person who would, but for the provisions of this Temporary Global Note, the Permanent Global Note and the Trust Deed, otherwise be entitled to receive a definitive Note or definitive Notes shall not be entitled to require the exchange of an appropriate part of this Temporary Global Note for like part of the Permanent Global Note unless and until he shall have delivered or caused to be delivered to Euroclear or Clearstream, Luxembourg a certificate of non-US beneficial ownership in the form required by it. Upon (a) any exchange of a part of this Temporary Global Note for like part of the Permanent Global Note or (b) the purchase by or on behalf of the Issuer or any of its Subsidiaries and cancellation of a part of this Temporary Global Note in accordance with the Conditions, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Principal Paying Agent on behalf of the Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be reduced for all purposes by the amount so exchanged or so purchased and cancelled and, in each case, endorsed. 4. Payments Until the entire principal amount of this Temporary Global Note has been extinguished, this Temporary Global Note shall in all respects be entitled to the same benefits as the definitive Notes for the time being represented hereby and shall be entitled to the benefit of and be bound by the Trust Deed, except that the holder of this Temporary Global Note shall not (unless upon due presentation of this Temporary Global Note for exchange, issue and delivery (or, as the case may be, endorsement) of the Permanent Global Note is improperly withheld or refused and such withholding or refusal is continuing at the relevant payment date) be entitled (a) to receive any payment of interest on this Temporary Global Note except (subject to (b) below) upon certification as hereinafter provided or (b) on and after the Exchange Date, to receive any payment on this Temporary Global Note. Upon any payment of principal or interest on this Temporary Global Note the amount so paid shall be endorsed by or on behalf of the Principal Paying Agent on behalf of the Issuer on Part I of the Schedule hereto.

31 Payments of interest in respect of Notes for the time being represented by this Temporary Global Note shall be made to the bearer only upon presentation to the Issuer of a certificate from Euroclear or from Clearstream, Luxembourg to the effect that it has received from or in respect of a person entitled to a particular principal amount of the Notes represented by this Temporary Global Note (as shown by its records) a certificate of non-US beneficial ownership in the form required by it. Any person who would, but for the provisions of this Temporary Global Note and of the Trust Deed, otherwise be beneficially entitled to a payment of interest on this Temporary Global Note shall not be entitled to require such payment unless and until he shall have delivered or caused to be delivered to Euroclear or Clearstream, Luxembourg a certificate of non-US beneficial ownership in the form required by it. Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Temporary Global Note shall be reduced for all purposes by the principal amount so paid and endorsed. All payments of any amounts payable and paid to the bearer of this Temporary Global Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the moneys payable hereon, on the Permanent Global Note and on the relevant definitive Notes and Coupons. 5. Accountholders For so long as all of the Notes are represented by one or both of the Global Notes and such Global Note(s) is/are held on behalf of Euroclear and/or Clearstream, Luxembourg, each person (other than Euroclear or Clearstream, Luxembourg) who is for the time being shown in the records of Euroclear or Clearstream, Luxembourg as the holder of a particular principal amount of such Notes (each an Accountholder) (in which regard any certificate or other document issued by Euroclear or Clearstream, Luxembourg as to the principal amount of such Notes standing to the account of any person shall, in the absence of manifest error, be conclusive and binding for all purposes) shall be treated as the holder of such principal amount of such Notes for all purposes (including but not limited to, for the purposes of any quorum requirements of, or the right to demand a poll at, meetings of the Noteholders) other than with respect to the payment of principal and interest on such principal amount of such Notes, the right to which shall be vested, as against the Issuer and the Trustee, solely in the bearer of the relevant Global Note in accordance with and subject to its terms and the terms of the Trust Deed. Each Accountholder must look solely to Euroclear or Clearstream, Luxembourg, as the case may be, for its share of each payment made to the bearer of the relevant Global Note.

32 6. Notices For so long as all of the Notes are represented by one or both of the Global Notes and such Global Note(s) is/are held on behalf of Euroclear and/or Clearstream, Luxembourg, notices to Noteholders may be given by delivery of the relevant notice to Euroclear and/or Clearstream, Luxembourg (as the case may be) for communication to the relevant Accountholders rather than by publication as required by Condition 12, provided that, so long as the Notes are listed on any stock exchange, notices shall also be published in accordance with the rules of such exchange. Any such notice shall be deemed to have been given to the Noteholders on the second day after the day on which such notice is delivered to Euroclear and/or Clearstream, Luxembourg (as the case may be) as aforesaid. Whilst any of the Notes held by a Noteholder are represented by a Global Note, notices to be given by such Noteholder may be given by such Noteholder (where applicable) through the applicable clearing system's operational procedures approved for this purpose and otherwise in such manner as the Principal Paying Agent and the applicable clearing system may approve for this purpose. 7. Prescription Claims against the Issuer in respect of principal and interest on the Notes represented by the Permanent Global Note or this Temporary Global Note will be prescribed after 10 years (in the case of principal) and five years (in the case of interest) from the Relevant Date (as defined in Condition 7). 8. Euroclear and Clearstream, Luxembourg Notes represented by a Global Note are transferable in accordance with the rules and procedures for the time being of Euroclear and Clearstream, Luxembourg, as appropriate. References in the Global Notes and this summary to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Trustee. 9. Authentication This Temporary Global Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent. 10. Governing law This Temporary Global Note and any non-contractual obligations arising out of or in connection with it are governed by, and shall be construed in accordance with, the laws of England and the Issuer has in the Trust Deed submitted to the jurisdiction of the courts of England for all purposes in connection with this Temporary Global Note. 11. Contracts (Rights of Third Parties) Act 1999 No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

33 IN WITNESS whereof the Issuer has caused this Temporary Global Note to be signed manually or in facsimile by a person duly authorised on its behalf. FERRARI N.V. By: ........................................... (Duly authorised) Issued in London, England on 16 November 2017. Certificate of authentication This Temporary Global Note is duly authenticated without recourse, warranty or liability. ................................................... Duly authorised for and on behalf of CITIBANK N.A., LONDON BRANCH as Principal Paying Agent

34 THE SCHEDULE PART I PAYMENTS OF PRINCIPAL AND INTEREST The following payments on this Temporary Global Note have been made: Date made Interest paid Principal paid Remaining principal amount of this Temporary Global Note following such payment Notation made on behalf of the Issuer € € € __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________ __________ ___________ __________ ____________ ____________

35 __________ ___________ __________ ____________ ____________ PART II EXCHANGES FOR PERMANENT GLOBAL NOTE AND PURCHASES AND CANCELLATIONS The following exchanges of a part of this Temporary Global Note for a like part of the Permanent Global Note and/or purchases and cancellations of a part of this Temporary Global Note have been made: Date made Part of principal amount of this Temporary Global Note exchanged for a like part of the Permanent Global Note Part of principal amount of this Temporary Global Note purchased and cancelled Aggregate principal amount of this Temporary Global Note following such exchange or purchase and cancellation Notation made on behalf of the Issuer € € € __________ ___________ ____________ ____________ ____________ __________ ___________ ____________ ____________ ____________ __________ ___________ ____________ ____________ ____________ __________ ___________ ____________ ____________ ____________ __________ ___________ ____________ ____________ ____________ __________ ___________ ____________ ____________ ____________ __________ ___________ ____________ ____________ ____________ __________ ___________ ____________ ____________ ____________ __________ ___________ ____________ ____________ ____________ __________ ___________ ____________ ____________ ____________ __________ ___________ ____________ ____________ ____________ __________ ___________ ____________ ____________ ____________ __________ ___________ ____________ ____________ ____________ __________ ___________ ____________ ____________ ____________ __________ ___________ ____________ ____________ ____________ __________ ___________ ____________ ____________ ____________ __________ ___________ ____________ ____________ ____________ __________ ___________ ____________ ____________ ____________ __________ ___________ ____________ ____________ ____________ __________ ___________ ____________ ____________ ____________ __________ ___________ ____________ ____________ ____________ __________ ___________ ____________ ____________ ____________ __________ ___________ ____________ ____________ ____________ __________ ___________ ____________ ____________ ____________ __________ ___________ ____________ ____________ ____________ __________ ___________ ____________ ____________ ____________ __________ ___________ ____________ ____________ ____________ __________ ___________ ____________ ____________ ____________ __________ ___________ ____________ ____________ ____________ __________ ___________ ____________ ____________ ____________

36 PART 2 FORM OF PERMANENT GLOBAL NOTE ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE. FERRARI N.V. (a public limited liability company (naamloze vennootschap) incorporated in the Netherlands, having its official seat (statutaire zetel) in Amsterdam, the Netherlands and having its principal place of business at Via Abetone Inferiore N.4, I-41053 Maranello, Italy, registered with the trade register of the chamber of commerce under number 64060977) €700,000,000 0.250 PER CENT. NOTES DUE 16 JANUARY 2021 ISIN: XS1720053229 PERMANENT GLOBAL NOTE This Note is a Permanent Global Note without interest coupons in respect of a duly authorised issue of Notes of Ferrari N.V. (the Issuer), designated as specified in the title hereof (the Notes), limited to the aggregate principal amount of seven hundred million euros (€700,000,000) and constituted by a trust deed dated 16 November 2017 (as amended and/or supplemented and/or restated from time to time, the Trust Deed) between the Issuer and Citicorp Trustee Company Limited as trustee (the trustee for the time being thereof being herein called the Trustee, which expression includes all persons for the time being appointed as Trustee or Trustees under the Trust Deed) and is subject to a paying agency agreement dated 16 November 2017 (as amended and/or supplemented and/or restated from time to time, the Agency Agreement) between the Issuer, Citibank, N.A., London Branch and the Trustee. References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 2 to the Trust Deed. 1. Promise to pay Subject as provided in this Permanent Global Note the Issuer promises to pay to the bearer the principal amount of this Permanent Global on the 16 January 2021 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Trust Deed and to pay interest annually in arrear on each Interest Payment Date on the principal amount from time to time of this Permanent Global Note at the rate of 0.250 per cent. per annum together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Trust Deed.

37 2. Negotiability This Global Note is negotiable and, accordingly, title to this Global Note shall pass by delivery. 3. Exchange for definitive Notes and purchases This Permanent Global Note will be exchangeable in whole but not in part (free of charge to the holder) for definitive Notes only (a) upon the happening of any of the events defined in the Trust Deed as Events of Default, (b) if either Euroclear Bank SA/NV (Euroclear) or Clearstream Banking S.A. (Clearstream, Luxembourg) is closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so and no alternative clearing system satisfactory to the Trustee is available, or (c) if the Issuer has or will become subject to adverse tax consequences which would not be suffered were the Notes in definitive form and a certificate to such effect signed by two Directors of the Issuer is given to the Trustee. Thereupon (in the case of (a) and (b) above) the holder of this Permanent Global Note (acting on the instructions of one or more Accountholder(s) (as defined below)) may give notice to the Issuer, and (in the case of (c) above) the Issuer may give notice to the Trustee, the Principal Paying Agent and the Noteholders, of its intention to exchange this Permanent Global Note for definitive Notes on or after the Exchange Date (as defined below). On or after the Exchange Date the holder of this Permanent Global Note may or, in the case of (c) above, shall surrender this Permanent Global Note to or to the order of the Principal Paying Agent. In exchange for this Permanent Global Note the Issuer will deliver, or procure the delivery of, definitive Notes in bearer form, serially numbered, in the denominations of €100,000 and integral multiples of €1,000 in excess thereof up to and including €199,000 each with interest coupons (Coupons) attached on issue in respect of interest which has not already been paid on this Permanent Global Note (in exchange for the whole of this Permanent Global Note). Exchange Date means a day specified in the notice requiring exchange falling not less than 45 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Principal Paying Agent is located and (except in the case of (b) above) in the city in which the relevant clearing system is located. Upon (a) any exchange of a part of the Temporary Global Note for a part of this Permanent Global Note or (b) the purchase by or on behalf of the Issuer or any of its Subsidiaries and cancellation of a part of this Permanent Global Note in accordance with the Conditions, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Principal Paying Agent on behalf of the Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed. Upon the exchange of the whole of this Permanent Global Note for definitive Notes this Permanent Global Note shall be surrendered to or to the order of the Principal Paying Agent and cancelled and, if the holder of this Permanent Global Note requests, returned to it together with any relevant definitive Notes. 4. Payments Until the entire principal amount of this Permanent Global Note has been extinguished, this Permanent Global Note shall (subject as hereinafter and in the Trust Deed provided) in all respects be entitled to the same benefits as the definitive Notes and shall be entitled to the benefit of and be bound by the Trust Deed. Payments of principal and interest in respect of Notes represented by this Permanent Global Note will be made against presentation for endorsement and, if no further payment falls to be made in respect of the Notes, surrender of this Permanent Global Note to the order of the Principal Paying Agent or such other Paying Agent as shall have been notified to the Noteholders for such purposes. Upon any payment of principal or interest on this Permanent Global

38 Note the amount so paid shall be endorsed by or on behalf of the Principal Paying Agent on behalf of the Issuer on Part I of the Schedule hereto. Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this Permanent Global Note shall be reduced for all purposes by the principal amount so paid and endorsed. All payments of any amounts payable and paid to the bearer of this Permanent Global Note shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the moneys payable hereon and on the relevant definitive Notes and Coupons. 5. Accountholders For so long as all of the Notes are represented by one or both of the Global Notes and such Global Note(s) is/are held on behalf of Euroclear and/or Clearstream, Luxembourg, each person (other than Euroclear or Clearstream, Luxembourg) who is for the time being shown in the records of Euroclear or Clearstream, Luxembourg as the holder of a particular principal amount of such Notes (each an Accountholder) (in which regard any certificate or other document issued by Euroclear or Clearstream, Luxembourg as to the principal amount of such Notes standing to the account of any person shall, in the absence of manifest error, be conclusive and binding for all purposes) shall be treated as the holder of such principal amount of such Notes for all purposes (including but not limited to, for the purposes of any quorum requirements of, or the right to demand a poll at, meetings of the Noteholders) other than with respect to the payment of principal and interest on such principal amount of such Notes, the right to which shall be vested, as against the Issuer and the Trustee, solely in the bearer of the relevant Global Note in accordance with and subject to its terms and the terms of the Trust Deed. Each Accountholder must look solely to Euroclear or Clearstream, Luxembourg, as the case may be, for its share of each payment made to the bearer of the relevant Global Note. 6. Notices For so long as all of the Notes are represented by one or both of the Global Notes and such Global Note(s) is/are held on behalf of Euroclear and/or Clearstream, Luxembourg, notices to Noteholders may be given by delivery of the relevant notice to Euroclear and/or Clearstream, Luxembourg (as the case may be) for communication to the relevant Accountholders rather than by publication as required by Condition 12, provided that, so long as the Notes are listed on any stock exchange, notices shall also be published in accordance with the rules of such exchange. Any such notice shall be deemed to have been given to the Noteholders on the second day after the day on which such notice is delivered to Euroclear and/or Clearstream, Luxembourg (as the case may be) as aforesaid. Whilst any of the Notes held by a Noteholder are represented by a Global Note, notices to be given by such Noteholder may be given by such Noteholder (where applicable) through the applicable clearing system's operational procedures approved for this purpose and otherwise in such manner as the Principal Paying Agent and the applicable clearing system may approve for this purpose.

39 7. Prescription Claims against the Issuer in respect of principal and interest on the Notes represented by the Temporary Global Note or this Permanent Global Note will be prescribed after 10 years (in the case of principal) and five years (in the case of interest) from the Relevant Date (as defined in Condition 7). 8. Euroclear and Clearstream, Luxembourg Notes represented by a Global Note are transferable in accordance with the rules and procedures for the time being of Euroclear and Clearstream, Luxembourg, as appropriate. References in the Global Notes and this summary to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Trustee. 9. Authentication This Permanent Global Note shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent. 10. Governing law This Permanent Global Note and any non-contractual obligations arising out of or in connection with it are governed by, and shall be construed in accordance with, the laws of England and the Issuer has in the Trust Deed submitted to the jurisdiction of the courts of England for all purposes in connection with this permanent Global Note. 11. Contracts (Rights of Third Parties) Act 1999 No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Permanent Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act. IN WITNESS whereof the Issuer has caused this Permanent Global Note to be signed manually or in facsimile by a person duly authorised on its behalf. FERRARI N.V. By: ........................................... (Duly authorised) Issued in London, England on 2017 Certificate of authentication This Permanent Global Note is duly authenticated without recourse, warranty or liability. ................................................... Duly authorised for and on behalf of

40 CITIBANK N.A., LONDON BRANCH as Principal Paying Agent

41 THE SCHEDULE PART I PAYMENTS OF PRINCIPAL AND INTEREST The following payments on this Permanent Global Note have been made: Date Made Interest paid Principal paid Remaining principal amount of this Permanent Global Note following such payment Notation made on behalf of the Issuer € € € ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________ ___________ ___________ __________ _____________ ____________

42 PART II EXCHANGES OF THE TEMPORARY GLOBAL NOTE FOR THIS PERMANENT GLOBAL NOTE AND PURCHASES AND CANCELLATIONS The following exchanges of a part of the Temporary Global Note for a like part of this Permanent Global Note and purchases and cancellations of a part of this Permanent Global Note have been made: Date made Part of principal amount of the Temporary Global Note exchanged for a like part of this Permanent Global Note Part of principal amount of this Permanent Global Note purchased and cancelled Aggregate principal amount of this Permanent Global Note following such exchange or purchase and cancellation Notation made on behalf of the Issuer € € € ____________ _______________ _______________ _____________ ____________ ____________ _______________ _______________ ______________ ____________ ____________ _______________ _______________ ______________ ____________ ____________ _______________ _______________ ______________ ____________ ____________ _______________ _______________ ______________ ____________ ____________ _______________ _______________ ______________ ____________ ____________ _______________ _______________ ______________ ____________ ____________ _______________ _______________ ______________ ____________ ____________ _______________ _______________ ______________ ____________ ____________ _______________ _______________ ______________ ____________ ____________ _______________ _______________ ______________ ____________ ____________ _______________ _______________ ______________ ____________ ____________ _______________ _______________ ______________ ____________ ____________ _______________ _______________ ______________ ____________ ____________ _______________ _______________ ______________ ____________ ____________ _______________ _______________ ______________ ____________ ____________ _______________ _______________ ______________ ____________ ____________ _______________ _______________ ______________ ____________ ____________ _______________ _______________ ______________ ____________ ____________ _______________ _______________ ______________ ____________ ____________ _______________ _______________ ______________ ____________ ____________ _______________ _______________ ______________ ____________ ____________ _______________ _______________ ______________ ____________ ____________ _______________ _______________ ______________ ____________ ____________ _______________ _______________ ______________ ____________ ___________ _______________ _______________ ______________ ____________ ____________ _______________ _______________ ______________ ____________ ____________ _______________ _______________ ______________ ____________

43 SCHEDULE 2 FORM OF DEFINITIVE NOTE AND COUPON AND CONDITIONS OF THE NOTES PART 1 FORM OF DEFINITIVE NOTE [On the face of the Note:] €[] ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE. FERRARI N.V. (a public limited liability company (naamloze vennootschap) incorporated in the Netherlands, having its official seat (statutaire zetel) in Amsterdam, the Netherlands and having its principal place of business at Via Abetone Inferiore N.4, I-41053 Maranello, Italy, registered with the trade register of the chamber of commerce under number 64060977) €700,000,000 0.250 PER CENT. NOTES DUE 16 JANUARY 2021 This Note is one of a series of notes (the Notes) in the denomination of € and in the aggregate principal amount of € issued by Ferrari N.V. (the Issuer). The Notes are subject to, and have the benefit of, a trust deed dated 16 November 2017 between the Issuer and Citicorp Trustee Company Limited as trustee for the holders of the Notes from time to time. The Issuer, for value received, promises to pay to the bearer the principal sum of € EUROS on 16 January 2021, or on such earlier date or dates as the same may become payable in accordance with the conditions endorsed hereon (the Conditions), and to pay interest on such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions. Interest is payable on the above principal sum at the rate of 0.250 per cent. per annum, payable annually in arrear on 16 January each year, all subject to and in accordance with the Conditions. This Note and the interest coupons relating hereto shall not be valid for any purpose until this Note has been authenticated for and on behalf of Citibank N.A., London Branch as principal paying agent. This Note and any non-contractual obligations arising out of or in connection with it are governed by, and shall be construed in accordance with, the laws of England. AS WITNESS the facsimile signature of a duly authorised person on behalf of the Issuer.

44 FERRARI N.V. By ....................................................................... (duly authorised) ISSUED as of AUTHENTICATED for and on behalf of CITIBANK N.A., LONDON BRANCH as principal paying agent without recourse, warranty or liability By .......................................................... (duly authorised)

45 [On the reverse of the Note:] TERMS AND CONDITIONS As set out in the Schedule [At the foot of the Terms and Conditions:] PRINCIPAL PAYING AGENT Citibank N.A., London Branch Citigroup Centre Canada Square Canary Wharf London E14 5LB United Kingdom

46 PART 2 FORM OF COUPON [On the face of the Coupon:] FERRARI N.V. €700,000,000 0.250 PER CENT. NOTES DUE 16 JANUARY 2021 Coupon for € [amount of interest payment] due on []. Such amount is payable, subject to the terms and conditions (the Conditions) endorsed on the Note to which this Coupon relates (which are binding on the holder of this Coupon whether or not it is for the time being attached to such Note), against presentation and surrender of this Coupon at the specified office for the time being of any of the agents shown on the reverse of this Coupon (or any successor or additional agents appointed from time to time in accordance with the Conditions). ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

47 [On the reverse of the Coupon:] Principal Paying Agent: Citibank N.A., London Branch Citigroup Centre Canada Square Canary Wharf London E14 5LB United Kingdom

48 PART 3 CONDITIONS OF THE NOTES The €700,000,000 0.250 per cent. Notes due 16 January 2021 (the Notes) of Ferrari N.V. (the Issuer) are constituted by a trust deed to be dated 16 November 2017 (as amended or supplemented from time to time, the Trust Deed) made between the Issuer and Citicorp Trustee Company Limited as trustee (the Trustee, which expression shall include its successor(s)) as trustee for the holders of the Notes (the Noteholders) and the holders of the interest coupons appertaining to the Notes (the Couponholders and the Coupons respectively)) and are the subject of an agency agreement to be dated 16 November 2017 (as amended or supplemented from time to time, the Agency Agreement) made between the Issuer, Citibank N.A., as principal paying agent (the Principal Paying Agent and, together with any other agents appointed in accordance with such agreement, the Paying Agents, which expression shall include any successor(s)) and the Trustee. Certain provisions of these Conditions are summaries of, and are subject to, the detailed provisions of and definitions in the Trust Deed and the Agency Agreement. The Noteholders and the Couponholders are entitled to the benefit of, are bound by, and are deemed to have notice of, all the provisions of the Trust Deed and the Agency Agreement applicable to them. Copies of the Trust Deed and the Agency Agreement are available for inspection during normal business hours by the Noteholders and the Couponholders at the principal office for the time being of the Trustee, being at the date of issue of the Notes at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB and at the specified office of each of the Paying Agents. 1. FORM, DENOMINATION AND TITLE 1.1 Form and Denomination The Notes are in bearer form, serially numbered, in the denominations of €100,000 and integral multiples of €1,000 in excess thereof up to and including €199,000 each with Coupons attached on issue. Notes of one denomination may not be exchanged for Notes of another denomination. 1.2 Title Title to the Notes and to the Coupons will pass by delivery. Notes shall not be physically delivered in Belgium except to a clearing system, a depositary or other institution for the purpose of their immobilisation in accordance with article 4 of the Belgian Law of 14 December 2005. 1.3 Holder Absolute Owner The Issuer, any Paying Agent and the Trustee will (except as ordered by a court of competent jurisdiction or as otherwise required by law) deem and treat the bearer of any Note or Coupon as the absolute owner for all purposes (whether or not the Note or Coupon shall be overdue and notwithstanding any notice of ownership or writing on the Note or Coupon or any notice of previous loss or theft of the Note or Coupon) and shall not be required to obtain any proof thereof or as to the identity of such bearer and no person shall be liable for so treating the bearer. 2. STATUS The Notes and the Coupons are direct, unconditional and (subject to the provisions of Condition 3 (Negative Pledge)) unsecured obligations of the Issuer and (subject as provided above) rank and will rank pari passu, without any preference among themselves, with all other outstanding unsecured and unsubordinated

49 obligations of the Issuer, present and future, but, in the event of insolvency, only to the extent permitted by applicable laws relating to creditors’ rights. 3. NEGATIVE PLEDGE 3.1 Negative Pledge So long as any Note remains outstanding (as defined in the Trust Deed), the Issuer shall not, and the Issuer shall procure that Ferrari Italy (as defined below) shall not, create or permit to subsist any mortgage, charge, pledge, lien or similar security interest (each a Security Interest) upon the whole or any part of the present or future undertaking, assets or revenues (including uncalled capital) of the Issuer or Ferrari Italy, as the case may be, to secure any Relevant Indebtedness (as defined below) or any guarantee of Relevant Indebtedness, without: (a) at the same time or prior thereto ensuring that the Issuer’s obligations under the Notes are secured equally and rateably therewith to the satisfaction of the Trustee; or (b) providing such other guarantee or other arrangement (whether or not comprising security) as the Trustee may in its absolute discretion consider to be not materially less beneficial to the interests of the Noteholders or as may be approved by an Extraordinary Resolution. 3.2 Interpretation For the purposes of these Conditions: (a) Control or controlled means the ownership of more than 50 per cent. of the voting share capital of an entity or the power to appoint a majority of the board of directors or other most senior governing board of that entity whether through the ownership of voting capital, by contract or otherwise; (b) Ferrari Italy means Ferrari S.p.A. or any entity controlled by the Issuer (a Ferrari Successor Entity) which, as a result of any merger, consolidation, amalgamation, reorganisation, transfer of all or substantially all of the business, assets or undertaking of Ferrari S.p.A. (or, as the case may be, a Ferrari Successor Entity) (whether by operation of law or by universal succession or by way of sale, contribution, lease, conveyance, demerger or otherwise), reconstruction or restructuring on a solvent basis, beneficially owns (whether after one step or after more than one step) all or substantially all of the business, assets and undertaking owned by Ferrari S.p.A. immediately prior thereto; and (c) Relevant Indebtedness means any indebtedness which is in the form of or represented by any bond, note, debenture, debenture stock, loan stock, certificate or other debt security which with the consent of the Issuer is, or is intended to be, listed, quoted or traded on any stock exchange or on any other recognised securities market (including, without limitation, any over-the-counter securities market). 4. INTEREST 4.1 Interest Rate and Interest Payment Dates The Notes bear interest on their outstanding principal amount from and including 16 November 2017 at the rate of 0.250 per cent. per annum, payable annually in arrear on 16 January in each year (each an Interest Payment Date). There will be a short first coupon from, and including, 16 November 2017 to, but excluding, 16 January 2018 (the First Interest Period). The first payment (representing interest payable in respect of the First Interest Period) shall be made on 16 January 2018.

50 4.2 Interest Accrual Each Note will cease to bear interest from and including its due date for redemption unless, upon due presentation, payment of the principal in respect of the Note is improperly withheld or refused or unless default is otherwise made in respect of payment. In such event interest will continue to accrue in respect of the principal amount of, and any unpaid amounts on, the Notes, both before and after judgment, as provided in the Trust Deed. 4.3 Calculation of Broken Interest When interest is required to be calculated in respect of the First Interest Period or any other period of less than a full year, it shall be calculated by applying the rate of 0.250 per cent. per annum to each €1,000 principal amount of Notes (the Calculation Amount) and on the basis of (a) the actual number of days in the period from and including the date from which interest begins to accrue (the Accrual Date) to but excluding the date on which it falls due divided by (b) the actual number of days from and including the Accrual Date to but excluding the next following Interest Payment Date. The resultant figure shall be rounded to the nearest cent, half a cent being rounded upwards. The interest payable in respect of a Note shall be the product of such rounded figure and the amount by which the Calculation Amount is multiplied to reach the denomination of the relevant Note, without any further rounding. 5. PAYMENTS 5.1 Payments in respect of Notes Payments of principal and interest in respect of each Note will be made against presentation and surrender (or, in the case of part payment only, endorsement) of the Note, except that payments of interest due on an Interest Payment Date will be made against presentation and surrender (or, in the case of part payment only, endorsement) of the relevant Coupon, in each case at the specified office outside the United States of any of the Paying Agents. 5.2 Method of Payment Payments will be made by credit or transfer to a euro account (or any other account to which euro may be credited or transferred) specified by the payee. 5.3 Missing Unmatured Coupons Each Note should be presented for payment together with all relative unmatured Coupons, failing which the full amount of any relative missing unmatured Coupon (or, in the case of payment not being made in full, that proportion of the full amount of the missing unmatured Coupon which the amount so paid bears to the total amount due) will be deducted from the amount due for payment. Each amount so deducted will be paid in the manner mentioned above against presentation and surrender (or, in the case of part payment only, endorsement) of the relative missing Coupon at any time before the expiry of 10 years after the Relevant Date (as defined in Condition 7 (Taxation)) in respect of the relevant Note (whether or not the Coupon would otherwise have become void pursuant to Condition 8 (Prescription)). 5.4 Payments subject to applicable laws Payments in respect of principal and interest on the Notes are subject in all cases to any fiscal or other laws and regulations applicable in the place of payment, but without prejudice to the provisions of Condition 7 (Taxation).

51 5.5 Payment only on a Presentation Date A holder shall be entitled to present a Note or Coupon for payment only on a Presentation Date and shall not, except as provided in Condition 4 (Interest), be entitled to any further interest or other payment if a Presentation Date is after the due date for payment. Presentation Date means a day which (subject to Condition 8 (Prescription)): (a) is or falls after the relevant due date; (b) is a Business Day in the place of the specified office of the Paying Agent at which the Note or Coupon is presented for payment; and (c) in the case of payment by credit or transfer to a euro account as referred to above, is a TARGET2 Settlement Day. In this Condition, Business Day means, in relation to any place, a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealing in foreign exchange and foreign currency deposits) in that place and TARGET2 Settlement Day means any day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET2) System is open. 5.6 Initial Paying Agents The names of the initial Paying Agents and their initial specified offices are set out at the end of these Conditions. The Issuer reserves the right, subject to the prior written approval of the Trustee, at any time to vary or terminate the appointment of any Paying Agent and to appoint additional or other Paying Agents provided that: (a) there will at all times be a Principal Paying Agent; (b) so long as the Notes are listed on any stock exchange or admitted to listing by any other relevant authority, there will at all times be at least one Paying Agent (which may be the Principal Paying Agent) having a specified office in the place required by the rules and regulations of the relevant stock exchange or any other relevant authority; and (c) there will at all times be a Paying Agent in a jurisdiction within Europe, other than (i) the jurisdiction in which the Issuer is incorporated, and (ii) the Republic of Italy. Notice of any variation, termination, appointment and/or of any changes in specified offices will be given to the Noteholders promptly by the Issuer in accordance with Condition 12 (Notices). 6. REDEMPTION AND PURCHASE 6.1 Redemption at Maturity Unless previously redeemed or purchased and cancelled as provided below, the Issuer will redeem the Notes at their principal amount on 16 January 2021 (the Maturity Date). 6.2 Redemption for Taxation Reasons If the Issuer satisfies the Trustee before the giving of the notice referred to below that: (a) as a result of any change in, or amendment to, the laws or regulations of a Relevant Jurisdiction (as defined in Condition 7 (Taxation)), or any change in the application or official interpretation of the laws or regulations of a Relevant Jurisdiction, which change or amendment becomes effective after 14

52 November 2017, on the next Interest Payment Date the Issuer would be required to pay additional amounts as provided or referred to in Condition 7 (Taxation); and (b) the requirement cannot be avoided by the Issuer taking reasonable measures available to it, the Issuer may at its option, having given not less than 30 nor more than 60 days’ notice to the Noteholders in accordance with Condition 12 (Notices) (which notice shall be irrevocable), redeem all the Notes, but not some only, at any time at their principal amount together with interest accrued to but excluding the date of redemption, provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would be obliged to pay such additional amounts, were a payment in respect of the Notes then due. Prior to the publication of any notice of redemption pursuant to this paragraph, the Issuer shall deliver to the Trustee (i) a certificate signed by two Directors or authorised signatories of the Issuer stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Issuer so to redeem have occurred and (ii) an opinion of independent legal advisers of recognised standing to the effect that the Issuer has or will become obliged to pay such additional amounts as a result of the change or amendment, and the Trustee shall be entitled to accept the certificate and opinion as sufficient evidence of the satisfaction of the conditions precedent set out above, in which event they shall be conclusive and binding on the Noteholders and the Couponholders and the Trustee shall be entitled to rely on such certificate and opinion without further enquiry and without liability to any person. 6.3 Make-Whole Redemption by the Issuer The Issuer may, subject to compliance with all relevant laws, regulations and directives and on giving not less than 30 nor more than 60 days’ irrevocable notice to the Noteholders in accordance with Condition 12 (Notices) (which notice shall be irrevocable and shall specify the Make-Whole Redemption Date (as defined below)), redeem the Notes, in whole or in part, at any time or from time to time, prior to their Maturity Date (the Make-Whole Redemption Date) at an amount per Note, which will be an amount in Euro rounded to the nearest cent (half a cent being rounded upwards) and equal to the greater of: (a) 100 per cent. of the principal amount of the Note; or (b) as determined by the Reference Dealers (as defined below), the sum of the then current values of the remaining scheduled payments of principal and interest on such Note (not including any interest accrued on the Note to, but excluding, the Make-Whole Redemption Date) discounted to the Make- Whole Redemption Date on an annual basis (based on the actual number of days elapsed divided by 365 or (in the case of a leap year) by 366) at the Reference Rate (as defined below) plus 0.15 per cent., plus, in each case (a) or (b) above, any interest accrued on the Note to, but excluding, the Make-Whole Redemption Date. For the purposes of this Condition 6.3: Business Day means, in relation to any place, a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealing in foreign exchange and foreign currency deposits) in that place; Reference Dealers means BNP Paribas, Citigroup Global Markets Limited, J.P. Morgan Securities plc and Merrill Lynch International; Reference Rate means the average of the quotations given by the Reference Dealers on the third Business Day prior to the Make-Whole Redemption Date (the Calculation Date) at 11.00 a.m. (Central European time (CET)) of the mid-market annual yield to maturity of the DBR 2.500% Jan-21 ISIN: DE0001135424 (the Reference Bond). If the Reference Bond is no longer outstanding, a Similar Security will be chosen by the

53 Reference Dealers at 11.00 a.m. (CET) on the Calculation Date, quoted in writing by the Reference Dealers to the Issuer and published in accordance with Condition 12 (Notices); and Similar Security means a reference bond or reference bonds issued by the issuer of the Reference Bond having an actual or interpolated maturity comparable with the remaining term of the Notes that would be utilised, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes. All notifications, opinions, determinations, certifications, calculations, quotations and decisions given, expressed, made or obtained for the purposes of this Condition 6.3 by the Principal Paying Agent, shall (in the absence of negligence, wilful default, fraud or manifest error) be binding on the Issuer, the Paying Agents and all Noteholders and Couponholders. In the case of a partial redemption of Notes in accordance with Condition 6.3, the Notes to be redeemed (Redeemed Notes) will be selected individually by lot, in the case of Redeemed Notes represented by definitive Notes, and in accordance with the rules of Euroclear and/or Clearstream, Luxembourg (to be reflected in the records of Euroclear and Clearstream, Luxembourg as either a pool factor or a reduction in nominal amount, at their discretion), in the case of Redeemed Notes represented by a Global Note, not more than 30 days prior to the Make-Whole Redemption Date (such date of selection being hereinafter called the Selection Date). In the case of Redeemed Notes represented by definitive Notes, a list of the serial numbers of such Redeemed Notes will be published in accordance with Condition 12 (Notices) not less than 15 days prior to the Make-Whole Redemption Date. No exchange of the relevant Global Note will be permitted during the period from (and including) the Selection Date to (and including) the Make-Whole Redemption Date pursuant to this Condition 6.3 and notice to that effect shall be given by the Issuer to the Noteholders in accordance with Condition 12 (Notices) at least five days prior to the Selection Date. 6.4 Purchases The Issuer or any of its Subsidiaries (as defined above) may at any time purchase Notes (provided that all unmatured Coupons appertaining to the Notes are purchased with the Notes) in any manner and at any price. 6.5 Cancellations All Notes which are (a) redeemed or (b) purchased by or on behalf of the Issuer or any of its Subsidiaries may be cancelled, together with all relative unmatured Coupons attached to the Notes or surrendered with the Notes, or may be reissued or resold. 6.6 Notices Final Upon the expiry of any notice as is referred to in paragraph 6.2 or 6.3 above, the Issuer shall be bound to redeem the Notes to which the notice refers in accordance with the terms of such paragraph. 7. TAXATION 7.1 Payment without Withholding All payments in respect of the Notes by or on behalf of the Issuer shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature (Taxes) imposed or levied by or on behalf of any of the Relevant Jurisdictions, unless the withholding or deduction of the Taxes is required by law. In that event, the Issuer will pay such additional amounts as may be necessary in order that the net amounts received by the Noteholders and Couponholders after the withholding or deduction shall equal the respective amounts which would have been receivable in respect of the Notes or, as the case may be, Coupons in the absence of the withholding or deduction; except that no additional amounts shall be payable in relation to any payment in respect of any Note or Coupon:

54 (a) the holder of which is liable for Taxes in respect of such Note or Coupon by reason of having some connection with the Relevant Jurisdiction other than a mere holding of the Notes; or (b) presented for payment in any Relevant Jurisdiction; or (c) presented for payment more than 30 days after the Relevant Date (as defined below) except to the extent that a holder would have been entitled to additional amounts on presenting the same for payment on the last day of the period of 30 days assuming that day to have been a Presentation Date (as defined in Condition 5 (Payments)); or (d) presented for payment by, or on behalf of, a holder who is entitled to avoid such withholding or deduction in respect of such Note or Coupon by making a declaration or any other statement to the relevant tax authority, including, but not limited to, a declaration of residence or non-residence or other similar claim for exemption; or (e) in the event of payment to a non-Italian resident legal entity or a non-Italian resident individual, to the extent that interest or other amounts is paid to a non-Italian resident legal entity or a non-Italian resident individual which is resident in a country which does not allow for a satisfactory exchange of information with the Italian authorities; or (f) in relation to any payment or deduction of any interest, premium or other proceeds of any Note or Coupon for or on account of imposta sostitutiva pursuant to Italian Legislative Decree No. 239 of 1 April 1996, as amended from time to time. 7.2 Interpretation In these Conditions: (a) Relevant Date means the date on which the payment first becomes due but, if the full amount of the money payable has not been received by the Principal Paying Agent or the Trustee on or before the due date, it means the date on which, the full amount of the money having been so received, notice to that effect has been duly given to the Noteholders by the Issuer in accordance with Condition 12 (Notices); and (b) Relevant Jurisdiction means The Netherlands or the Republic of Italy or any political subdivision or any authority thereof or therein having power to tax or any other jurisdiction or any political subdivision or any authority thereof or therein having power to tax to which the Issuer becomes subject in respect of payments made by it of principal and interest on the Notes and Coupons. 7.3 Additional Amounts Any reference in these Conditions to any amounts in respect of the Notes shall be deemed also to refer to any additional amounts which may be payable under this Condition or under any undertakings given in addition to, or in substitution for, this Condition pursuant to the Trust Deed. 8. PRESCRIPTION Notes and Coupons will become void unless presented for payment within periods of 10 years (in the case of principal) and five years (in the case of interest) from the Relevant Date in respect of the Notes or, as the case may be, the Coupons, subject to the provisions of Condition 5 (Payments).

55 9. EVENTS OF DEFAULT 9.1 Events of Default If any of the following events (each an Event of Default) occurs and is continuing, the Trustee at its discretion may and, if so requested in writing by holders of at least one-quarter in principal amount of the outstanding Notes or if so directed by an Extraordinary Resolution, shall (in each case subject, in the case of the happening of any of the events mentioned in paragraphs (b) to (g) (other than (d) and (e) below), to the Trustee having certified in writing that the happening of such events is in its opinion materially prejudicial to the interests of the Noteholders and, in all cases, to the Trustee having been indemnified and/or secured and/or prefunded to its satisfaction) give written notice to the Issuer declaring the Notes to be immediately due and payable, whereupon they shall become immediately due and payable at their principal amount together with accrued interest: (a) Non-payment: the Issuer fails to pay any amount of principal or interest due in respect of the Notes and that failure to pay continues for more than 14 days after the due date for payment; or (b) Breach of other obligations: the Issuer defaults in the performance or observance of any one or more other obligations under or in respect of the Notes or the Trust Deed required to be performed or observed by the Issuer and such default is either: (i) in the opinion of the Trustee, incapable of remedy, in which case no notice referred to in (ii) below will be required; or (ii) in the opinion of the Trustee, capable of remedy and the default remains unremedied for 30 days (or such longer period as the Trustee may agree) after the Trustee has given written notice to the Issuer specifying the default and requiring that default to be remedied; or (c) Cross-acceleration: (i) the repayment of any indebtedness for borrowed money owing by the Issuer or Ferrari Italy is accelerated by reason of default (however expressed) and such acceleration has not been rescinded, waived, cancelled or annulled, or (ii) the Issuer or Ferrari Italy is in default (after the expiry of any originally applicable grace period for such payment) in any payment when due of indebtedness for borrowed money, or (iii) any Security Interest given by the Issuer or Ferrari Italy for any indebtedness for borrowed money is enforced (and such enforcement has not been rescinded, waived, cancelled or annulled), or (iv) default is made by the Issuer or Ferrari Italy in making any payment due under any guarantee and/or indemnity given by it in relation to any indebtedness for borrowed money (after the expiry of any originally applicable grace period for such payment); provided that no such event shall constitute an Event of Default unless the aggregate outstanding amount of such accelerated or unpaid indebtedness for borrowed money (or guarantee or indemnity in relation to indebtedness for borrowed money), whether alone or when aggregated with all other such outstanding accelerated or unpaid indebtedness for borrowed money (or guarantee or indemnity in relation to indebtedness for borrowed money), exceeds €75 million and provided that no such event shall constitute an Event of Default so long as and to the extent that the Issuer or Ferrari Italy, as the case may be, is contesting in good faith and by appropriate means that such payment is not due and/or such default has not occurred, as appropriate; or (d) Winding-up: any final order is made by any competent court or other authority, or a resolution is passed by the Issuer or Ferrari Italy, for the liquidation, dissolution or winding-up of the Issuer or Ferrari Italy, or for the appointment of a liquidator, receiver or trustee of the Issuer or Ferrari Italy or of, in either case, all or substantially all of its assets otherwise than (i) for the purposes of a Permitted Reorganisation; or (ii) on terms previously approved by the Trustee or by an Extraordinary Resolution; or

56 (e) Insolvency: the Issuer or Ferrari Italy is finally adjudicated or found insolvent, or suspends payment of, or is unable to, or admits its inability to pay its debts generally as they fall due; or (f) Ceasing to Carry on Business: the Issuer or Ferrari Italy ceases or threatens to cease to carry on all or substantially all of its business either in a single transaction or in a series of transactions (whether or not related) or makes a general assignment or an arrangement or composition with or for the benefit of its creditors generally otherwise than (i) for the purposes of a Permitted Reorganisation; or (ii) on terms previously approved by the Trustee or by an Extraordinary Resolution; or (g) Analogous Event: if any event occurs which, under the laws of any Relevant Jurisdiction (as defined in Condition 7 (Taxation)), has or may have, in the Trustee’s opinion, an analogous effect to any of the events referred to in subparagraphs (d) to (f) above. 9.2 Interpretation For the purposes of this Condition 9: Permitted Reorganisation means (i) any merger, consolidation, amalgamation, reorganisation, transfer of all or substantially all of the business, assets or undertaking of the Issuer or Ferrari Italy (whether by operation of law or by universal succession or by way of sale, contribution, lease, conveyance, demerger or otherwise), reconstruction or restructuring on a solvent basis, and the surviving or acquiring company (x) beneficially owns (whether after one step or after more than one step) all or substantially all of the business, assets and undertaking owned by the Issuer or Ferrari Italy immediately prior thereto and (y) (A) in the case of a Permitted Reorganisation of the Issuer or a successor to the Issuer, assumes all obligations of the Issuer or such successor under the Notes and the Trust Deed either expressly, by operation of law or by universal succession and (B) in the case of a Permitted Reorganisation of Ferrari Italy, is the Issuer, a successor of the Issuer or an entity controlled by the Issuer; (ii) for the purposes of or in connection with, and followed by, a substitution of the relevant entity pursuant to and in accordance with Condition 13.5 (Substitution); or (iii) on terms approved by an Extraordinary Resolution of the Noteholders. 10. ENFORCEMENT 10.1 Enforcement by the Trustee The Trustee may at any time, at its discretion and without notice, take such proceedings and/or other steps or action (including lodging an appeal in any proceedings) against or in relation to the Issuer as it may think fit to enforce the provisions of the Trust Deed, the Notes and the Coupons or otherwise, but it shall not be bound to take any such proceedings or other steps or action unless (a) it has been so directed by an Extraordinary Resolution of the Noteholders or so requested in writing by the holders of at least one-quarter in principal amount of the Notes then outstanding and (b) it has been indemnified and/or secured and/or pre-funded to its satisfaction. 10.2 Limitation on Trustee actions The Trustee may refrain from taking any action in any jurisdiction if the taking of such action in that jurisdiction would, in its opinion based upon legal advice in the relevant jurisdiction, be contrary to any law of that jurisdiction. Furthermore, the Trustee may also refrain from taking such action if it would otherwise render it liable to any person in that jurisdiction or if, in its opinion based upon such legal advice, it would not have the power to do the relevant thing in that jurisdiction by virtue of any applicable law in that jurisdiction or if it is determined by any court or other competent authority in that jurisdiction that it does not have such power.

57 10.3 Enforcement by the Noteholders No Noteholder or Couponholder shall be entitled to (i) take any steps or action against the Issuer to enforce the performance of any of the provisions of the Trust Deed, the Notes or the Coupons or (ii) take any other proceedings (including lodging an appeal in any proceedings) in respect of or concerning the Issuer, in each case unless the Trustee, having become bound so to take any such action, steps or proceedings, fails so to do within a reasonable period and such failure shall be continuing. 11. REPLACEMENT OF NOTES AND COUPONS Should any Note or Coupon be lost, stolen, mutilated, defaced or destroyed it may be replaced subject to applicable laws, regulations and stock exchange or other relevant authority regulations, at the specified office of the Principal Paying Agent upon payment by the claimant of the expenses incurred in connection with the replacement and on such terms as to evidence and indemnity as the Issuer may reasonably require. Mutilated or defaced Notes or Coupons must be surrendered before replacements will be issued. 12. NOTICES All notices to the Noteholders will be valid if published in a leading English language daily newspaper published in London and, so long as the Notes are listed on the Irish Stock Exchange and the rules of that exchange so require, if published via the Companies Announcements Office of the Irish Stock Exchange (at www.ise.ie). It is expected that publication in a newspaper will normally be made in the Financial Times or such other English language daily newspaper with general circulation in Europe as the Issuer may decide. The Issuer shall also ensure that notices are duly published in a manner which complies with the rules and regulations of any stock exchange or other relevant authority on which the Notes are for the time being listed. Any such notice will be deemed to have been given on the date of the first publication or, where required to be published in more than one newspaper, on the date of the first publication in all required newspapers. If publication as provided above is not practicable, notice will be given in such other manner, and shall be deemed to have been given on such date, as the Trustee may approve. Couponholders will be deemed for all purposes to have notice of the contents of any notice given to the Noteholders in accordance with this paragraph. 13. MEETINGS OF NOTEHOLDERS, MODIFICATION, WAIVER, AUTHORISATION AND DETERMINATION, SUBSTITUTION 13.1 Meetings of Noteholders The Trust Deed contains provisions for convening meetings of the Noteholders to consider any matter affecting their interests, including the modification or abrogation by Extraordinary Resolution of any of these Conditions or any of the provisions of the Trust Deed. The quorum at any meeting convened to vote on an Extraordinary Resolution will be one or more persons present holding or representing more than 50 per cent. in principal amount of the Notes for the time being outstanding, or at any adjourned such meeting one or more persons present whatever the principal amount of the Notes held or represented by him or them, except that, at any meeting the business of which includes any matter defined in the Trust Deed as a Basic Terms Modification, including the modification of certain of the provisions of these Conditions and certain of the provisions of the Trust Deed (including the date of maturity of the Notes or any date for payment of interest thereon, reducing or cancelling the amount of principal or the rate of interest payable in respect of the Notes or altering the currency of payment of the Notes), the necessary quorum required to pass an Extraordinary Resolution will be one or more persons present holding or representing not less than two-thirds, or at any adjourned such meeting not less than one-third, of the principal amount of the Notes for the time being outstanding. The Trust Deed provides that (i) a resolution passed at a meeting duly convened and held in accordance with the Trust Deed by a majority consisting of not less than two-thirds of the votes cast on such resolution, (ii) a resolution in writing signed by or on behalf of the holders of not less than two-thirds in principal amount of the Notes for the time being outstanding or (iii) consent given by way of electronic

58 consents through the relevant clearing system(s) (in a form satisfactory to the Trustee) by or on behalf of the holders of not less than two-thirds in principal amount of the Notes for the time being outstanding, shall, in each case, be effective as an Extraordinary Resolution of the Noteholders. An Extraordinary Resolution passed by the Noteholders will be binding on all Noteholders, whether or not they are present at any meeting and whether or not they voted on the resolution, and on all Couponholders. 13.2 Modification, Waiver, Authorisation and Determination The Trustee may agree, without the consent of the Noteholders or Couponholders (i) to any modification of, or to the waiver or authorisation of any breach or proposed breach of, any of these Conditions or any of the provisions of the Trust Deed or the Agency Agreement, or determine, without any such consent as aforesaid, that any Event of Default or Potential Event of Default (as defined in the Trust Deed) shall not be treated as such (provided that, in any such case, it is not, in the opinion of the Trustee, materially prejudicial to the interests of the Noteholders), or (ii) to any modification which, in its opinion, is of a formal, minor or technical nature or to correct a manifest error or an error which is, in the opinion of the Trustee, proven. 13.3 Trustee to have Regard to Interests of Noteholders as a Class In connection with the exercise by it of any of its trusts, powers, authorities and discretions (including, without limitation, any modification, waiver, authorisation or determination), the Trustee shall have regard to the general interests of the Noteholders as a class but shall not have regard to any interests arising from circumstances particular to individual Noteholders or Couponholders (whatever their number) and, in particular but without limitation, shall not have regard to the consequences of any such exercise for individual Noteholders or Couponholders (whatever their number) resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory or any political sub-division thereof and the Trustee shall not be entitled to require, nor shall any Noteholder or Couponholder be entitled to claim, from the Issuer, the Trustee or any other person any indemnification or payment in respect of any tax consequence of any such exercise upon individual Noteholders or Couponholders except to the extent already provided for in Condition 7 (Taxation) and/or any undertaking given in addition to, or in substitution for, Condition 7 (Taxation) pursuant to the Trust Deed. 13.4 Notification to the Noteholders Any modification, abrogation, waiver, authorisation or determination shall be binding on the Noteholders and the Couponholders and, unless the Trustee agrees otherwise, any modification shall be notified by the Issuer to the Noteholders as soon as practicable thereafter in accordance with Condition 12 (Notices). 13.5 Substitution The Trustee may agree, without the consent of the Noteholders or the Couponholders, to the substitution of any Subsidiary of the Issuer in place of the Issuer as issuer and principal debtor under the Trust Deed, the Notes and the Coupons provided that the Notes are unconditionally and irrevocably guaranteed by the Issuer and certain other conditions specified in the Trust Deed are fulfilled. Any such substitution shall be binding on the Noteholders and Couponholders and shall be notified to the Noteholders within 14 days thereafter. For the purpose of this Condition, Subsidiary means an entity controlled by a person. 14. INDEMNIFICATION AND PROTECTION OF THE TRUSTEE AND ITS CONTRACTING WITH THE ISSUER 14.1 Indemnification and protection of the Trustee The Trust Deed contains provisions for the indemnification of the Trustee and for its relief from responsibility and liability towards the Issuer, the Noteholders and the Couponholders, including (i) provisions relieving it from taking action unless indemnified and/or secured and/or pre-funded to its satisfaction and (ii) provisions

59 limiting or excluding its liability in certain circumstances. The Trust Deed provides that, when determining whether an indemnity or any security or pre-funding is satisfactory to it, the Trustee shall be entitled (i) to evaluate its risk in any given circumstance by considering the worst-case scenario and (ii) to require that any indemnity or security given to it by the Noteholders or any of them be given on a joint and several basis and be supported by evidence satisfactory to it as to the financial standing and creditworthiness of each counterparty and/or as to the value of the security and an opinion as to the capacity, power and authority of each counterparty and/or the validity and effectiveness of the security. 14.2 Trustee Contracting with the Issuer The Trust Deed also contains provisions pursuant to which the Trustee is entitled, inter alia, (a) to enter into business transactions with the Issuer and/or any of the Issuer’s Subsidiaries and to act as trustee for the holders of any other securities issued or guaranteed by, or relating to, the Issuer and/or any of the Issuer’s Subsidiaries, (b) to exercise and enforce its rights, comply with its obligations and perform its duties under or in relation to any such transactions or, as the case may be, any such trusteeship without regard to the interests of, or consequences for, the Noteholders or Couponholders, and (c) to retain and not be liable to account for any profit made or any other amount or benefit received thereby or in connection therewith. 15. FURTHER ISSUES The Issuer may from time to time without the consent of the Noteholders or Couponholders create and issue further notes, having the same terms and conditions as the Notes, or the same except for the amount and date of the first payment of interest, which may be consolidated and form a single series with the outstanding Notes. Any further notes or bonds which are to form a single series with the outstanding notes or bonds of any series (including the Notes) constituted by the Trust Deed or any supplemental deed shall, and any other further notes or bonds may (with the consent of the Trustee), be constituted by a deed supplemental to the Trust Deed. The Trust Deed contains provisions for convening a single meeting of the Noteholders and the holders of notes or bonds of other series in certain circumstances where the Trustee so decides. 16. GOVERNING LAW AND SUBMISSION TO JURISDICTION 16.1 Governing Law The Trust Deed, the Notes and the Coupons and any non-contractual obligations arising out of or in connection with the Trust Deed, the Notes and the Coupons are governed by, and construed in accordance with, English law. 16.2 Submission to Jurisdiction (a) Subject to Condition 16.2(c) below, the English courts have exclusive jurisdiction to settle any dispute arising out of or in connection with the Trust Deed, the Notes or the Coupons, including any dispute as to their existence, validity, interpretation, performance, breach or termination or the consequences of their nullity and any dispute relating to any non-contractual obligations arising out of or in connection with the Trust Deed, the Notes or the Coupons (a Dispute) and each of the Issuer, the Trustee and any Noteholders or Couponholders in relation to any Dispute submits to the exclusive jurisdiction of the English courts. (b) For the purposes of this Condition 16, the Issuer waives any objection to the English courts on the grounds that they are an inconvenient or inappropriate forum to settle any Dispute. (c) To the extent allowed by law, the Trustee, the Noteholders and the Couponholders may, in respect of any Dispute or Disputes, take (i) proceedings in any other court with jurisdiction and (ii) concurrent proceedings in any number of jurisdictions.

60 16.3 Appointment of Process Agent The Issuer irrevocably appoints Ferrari N.V. (UK Branch) as its agent for service of process in any proceedings before the English courts in relation to any Dispute and agrees that, in the event of Ferrari N.V. (UK Branch) being unable or unwilling for any reason so to act, it will immediately appoint another person approved by the Trustee as its agent for service of process in England in respect of any Dispute. The Issuer agrees that failure by a process agent to notify it of any process will not invalidate service. Nothing in this Condition shall affect the right to serve process in any other manner permitted by law. 16.4 Other Documents The Issuer has in the Agency Agreement and the Trust Deed submitted to the jurisdiction of the English courts and appointed an agent in England for service of process, in terms substantially similar to those set out above. 17. RIGHTS OF THIRD PARTIES No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

61 SCHEDULE 3 PROVISIONS FOR MEETINGS OF NOTEHOLDERS 1. (a) As used in this Schedule the following expressions shall have the following meanings unless the context otherwise requires: (i) voting certificate shall mean an English language certificate issued by a Paying Agent and dated in which it is stated: (A) that on the date thereof Notes (whether in definitive form or represented by a Global Note and not being Notes in respect of which a block voting instruction has been issued and is outstanding in respect of the meeting specified in such voting certificate or any adjourned such meeting) were deposited with such Paying Agent or (to the satisfaction of such Paying Agent) were held to its order or under its control or blocked in an account with Euroclear, Clearstream, Luxembourg or any other relevant clearing system and that no such Notes will cease to be so deposited, held or blocked until the first to occur of: I. the conclusion of the meeting specified in such certificate or, if applicable, of any adjourned such meeting; and II. the surrender of the certificate to the Paying Agent who issued the same; and (B) that the bearer thereof is entitled to attend and vote at such meeting and any adjourned such meeting in respect of the Notes represented by such certificate; (ii) block voting instruction shall mean an English language document issued by a Paying Agent and dated in which: (A) it is certified that Notes (whether in definitive form or represented by a Global Note and not being Notes in respect of which a voting certificate has been issued and is outstanding in respect of the meeting specified in such block voting instruction and any adjourned such meeting) have been deposited with such Paying Agent or (to the satisfaction of such Paying Agent) were held to its order or under its control or blocked in an account with Euroclear, Clearstream, Luxembourg or any other relevant clearing system and that no such Notes will cease to be so deposited, held or blocked until the first to occur of: I. the conclusion of the meeting specified in such document or, if applicable, of any adjourned such meeting; and II. the surrender to the Paying Agent not less than 48 hours before the time for which such meeting or any adjourned such meeting is convened of the receipt issued by such Paying Agent in respect of each such deposited or blocked Note which is to be released or (as the case may require) the Note or Notes ceasing with the agreement of the Paying Agent to be held to its order or under its control and the giving of notice by the Paying Agent to the Issuer in accordance

62 with paragraph 17 hereof of the necessary amendment to the block voting instruction; (B) it is certified that each holder of such Notes has instructed such Paying Agent that the vote(s) attributable to the Note or Notes so deposited, held or blocked should be cast in a particular way in relation to the resolution or resolutions to be put to such meeting or any adjourned such meeting and that all such instructions are during the period commencing 48 hours prior to the time for which such meeting or any adjourned such meeting is convened and ending at the conclusion or adjournment thereof neither revocable nor capable of amendment; (C) the aggregate principal amount of the Notes so deposited, held or blocked are listed distinguishing with regard to each such resolution between those in respect of which instructions have been given as aforesaid that the votes attributable thereto should be cast in favour of the resolution and those in respect of which instructions have been so given that the votes attributable thereto should be cast against the resolution; and (D) one or more persons named in such document (each hereinafter called a proxy) is or are authorised and instructed by such Paying Agent to cast the votes attributable to the Notes so listed in accordance with the instructions referred to in (B) above as set out in such document; (iii) 24 hours shall mean a period of 24 hours including all or part of a day upon which banks are open for business in both the place where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business in all of the places as aforesaid; and (iv) 48 hours means two consecutive periods of 24 hours. (b) A holder of a Note (whether in definitive form or represented by a Global Note) may obtain a voting certificate in respect of such Note from a Paying Agent or require a Paying Agent to issue a block voting instruction in respect of such Note by depositing such Note with such Paying Agent or (to the satisfaction of such Paying Agent) by such Note being held to its order or under its control or blocked in an account with Euroclear, Clearstream, Luxembourg or any other relevant clearing system, in each case not less than 48 hours before the time fixed for the relevant meeting and on the terms set out in subparagraph (a)(i)(A) or (a)(ii)(A) above (as the case may be), and (in the case of a block voting instruction) instructing such Paying Agent to the effect set out in subparagraph (a)(ii)(C) above. The holder of any voting certificate or the proxies named in any block voting instruction shall for all purposes in connection with the relevant meeting or adjourned meeting of Noteholders be deemed to be the holder of the Notes to which such voting certificate or block voting instruction relates. 2. The Issuer or the Trustee may at any time and the Issuer shall upon a requisition in writing signed by the holders of not less than one-tenth in aggregate principal amount of the Notes for the time being outstanding convene a meeting of the Noteholders and if the Issuer makes default for a period of seven days in convening such a meeting the same may be convened by the Trustee or the requisitionists. Every such meeting shall be held at such time and place as the Trustee may appoint or approve in writing.

63 3. At least 21 days' notice (exclusive of the day on which the notice is given and the day on which the meeting is to be held) specifying the place, day and hour of meeting shall be given to the Noteholders prior to any meeting of the Noteholders in the manner provided by Condition 12. Such notice, which shall be in the English language, shall state generally the nature of the business to be transacted at the meeting thereby convened but (except for an Extraordinary Resolution) it shall not be necessary to specify in such notice the terms of any resolution to be proposed. Such notice shall state that Notes may, not less than 48 hours before the time fixed for the meeting, be deposited with Paying Agents or (to their satisfaction) held to their order or under their control for the purpose of obtaining voting certificates or appointing proxies. A copy of the notice shall be sent to the Trustee (unless the meeting is convened by the Trustee) and to the Issuer (unless the meeting is convened by the Issuer). 4. A person (who may, but need not be, a Noteholder) nominated in writing by the Trustee shall be entitled to take the chair at the relevant meeting or adjourned meeting but if no such nomination is made or if at any meeting or adjourned meeting the person nominated shall not be present within 15 minutes after the time appointed for holding the meeting or adjourned meeting the Noteholders present shall choose one of their number to be Chairman, failing which the Issuer may appoint a Chairman. The Chairman of an adjourned meeting need not be the same person as was Chairman of the meeting from which the adjournment took place. 5. At any such meeting one or more persons present holding Notes in definitive form or voting certificates or being proxies and holding or representing in the aggregate not less than one-twentieth of the aggregate principal amount of the Notes for the time being outstanding shall (except for the purpose of passing an Extraordinary Resolution) form a quorum for the transaction of business and no business (other than the choosing of a Chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of the relevant business. The quorum at any such meeting for passing an Extraordinary Resolution shall (subject as provided below) be one or more persons present holding Notes in definitive form or voting certificates or being proxies Notes and holding or representing in the aggregate more than 50 per cent. in aggregate principal amount of the Notes for the time being outstanding provided that at any meeting the business of which includes a Basic Terms Modification (each of which shall, subject only to Clause 17.1, only be capable of being effected after having been approved by Extraordinary Resolution) the quorum for passing the requisite Extraordinary Resolution shall be one or more persons present holding Notes in definitive form or voting certificates or being proxies and holding or representing in the aggregate not less than two-thirds of the aggregate principal amount of the Notes for the time being outstanding. 6. If within 15 minutes (or such longer period not exceeding 30 minutes as the Chairman may decide) after the time appointed for any such meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the meeting shall if convened upon the requisition of Noteholders be dissolved. In any other case it shall stand adjourned to the same day in the next week (or if such day is a public holiday the next succeeding business day) at the same time and place (except in the case of a meeting at which an Extraordinary Resolution is to be proposed in which case it shall stand adjourned for such period, being not less than 13 clear days nor more than 42 clear days, and to such place as may be appointed by the Chairman either at or subsequent to such meeting and approved by the Trustee). If within 15 minutes (or such longer period not exceeding 30 minutes as the Chairman may decide) after the time appointed for any such adjourned meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the Chairman may either (with the approval of the Trustee) dissolve such meeting or adjourn the same for such period, being not less than 13 clear days (but without any maximum number of clear days), and to such place as may be appointed by the Chairman either at or subsequent to such adjourned meeting and approved by the Trustee, and the provisions of this sentence shall apply to all further adjourned such meetings. At any such adjourned

64 meeting one or more persons present holding Notes in definitive form or voting certificates or being proxies (whatever the aggregate principal amount of the Notes so held or represented by them) shall (subject as provided below) form a quorum and shall (subject as provided below) have power to pass any Extraordinary Resolution or other resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had the requisite quorum been present provided that at any such adjourned meeting the quorum for the transaction of business comprising any of the matters specified in the proviso to paragraph 5 above shall be one or more persons present holding Notes in definitive form or voting certificates or being proxies and holding or representing in the aggregate not less than one-third of the aggregate principal amount of the Notes for the time being outstanding. 7. Notice of any adjourned meeting at which an Extraordinary Resolution is to be submitted shall be given in the same manner as notice of an original meeting but as if 10 were substituted for 21 in paragraph 3 above and such notice shall state the relevant quorum requirements that apply to the adjourned meeting. Subject as aforesaid it shall not be necessary to give any notice of an adjourned meeting. 8. Every question submitted to a meeting shall be decided in the first instance by a show of hands and in case of equality of votes the Chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a Noteholder or as a holder of a voting certificate or as a proxy. 9. At any meeting unless a poll is (before or on the declaration of the result of the show of hands) demanded by the Chairman, the Issuer, the Trustee or any person present holding a Note in definitive form or a voting certificate or being a proxy (whatever the aggregate principal amount of the Notes so held or represented by him) a declaration by the Chairman that a resolution has been carried or carried by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution. 10. Subject to paragraph 12 below, if at any such meeting a poll is so demanded it shall be taken in such manner and subject as hereinafter provided either at once or after an adjournment as the Chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the motion on which the poll has been demanded. 11. The Chairman may with the consent of (and shall if directed by) any such meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully (but for lack of required quorum) have been transacted at the meeting from which the adjournment took place. 12. Any poll demanded at any such meeting on the election of a Chairman or on any question of adjournment shall be taken at the meeting without adjournment. 13. The Trustee and its lawyers and any director, officer or employee of a corporation being a trustee of these presents and any director or officer of the Issuer and its lawyers and any other person authorised so to do by the Trustee may attend and speak at any meeting. Save as aforesaid, but without prejudice to the proviso to the definition of outstanding in Clause 1, no person shall be entitled to attend and speak nor shall any person be entitled to vote at any meeting of the Noteholders or join with others in requesting the convening of such a meeting or to exercise the rights conferred on the Noteholders by Conditions 9.1 and 10.1 unless he either produces the Note or Notes in definitive form of which he is the holder or a voting certificate or is a proxy. No person shall be entitled to vote at any meeting in respect of Notes which are deemed to be not outstanding

65 by virtue of the proviso to the definition of "outstanding" in clause 1.. Nothing herein shall prevent any of the proxies named in any block voting instruction or form of proxy from being a director, officer or representative of or otherwise connected with the Issuer. 14. Subject as provided in paragraph 13 hereof at any meeting: (a) on a show of hands every person who is present in person and produces a Note in definitive form or voting certificate or is a proxy shall have one vote; and (b) on a poll every person who is so present shall have one vote in respect of each €1,000 in aggregate principal amount of the outstanding Notes so produced in definitive form or represented by the voting certificate so produced or in respect of which he is a proxy or in respect of which (being in definitive form) he is the holder. Without prejudice to the obligations of the proxies named in any block voting instruction any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way. 15. The proxies named in any block voting instruction need not be Noteholders. 16. Each block voting instruction together (if so requested by the Trustee) with proof satisfactory to the Trustee of its due execution on behalf of the relevant Paying Agent shall be deposited by the relevant Paying Agent at such place as the Trustee shall approve not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the proxies named in the block voting instruction propose to vote and in default the block voting instruction shall not be treated as valid unless the Chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A copy of each block voting instruction shall be deposited with the Trustee before the commencement of the meeting or adjourned meeting but the Trustee shall not thereby be obliged to investigate or be concerned with the validity of or the authority of the proxies named in any such block voting instruction. 17. Any vote given in accordance with the terms of a block voting instruction shall be valid notwithstanding the previous revocation or amendment of the block voting instruction or of any of the Noteholders' instructions pursuant to which it was executed provided that no intimation in writing of such revocation or amendment shall have been received from the relevant Paying Agent by the Issuer at its registered office (or such other place as may have been required or approved by the Trustee for the purpose) by the time being 24 hours and 48 hours respectively before the time appointed for holding the meeting or adjourned meeting at which the block voting instruction is to be used. 18. A meeting of the Noteholders shall in addition to the powers hereinbefore given have the following powers exercisable only by Extraordinary Resolution (subject to the provisions relating to quorum contained in paragraphs 5 and 6 above) namely: (a) Power to sanction any compromise or arrangement proposed to be made between the Issuer, the Trustee, any Appointee and the Noteholders and Couponholders or any of them. (b) Power to sanction any abrogation, modification, compromise or arrangement in respect of the rights of the Trustee, any Appointee, the Noteholders, the Couponholders or the Issuer against any other or others of them or against any of their property whether such rights shall arise under these presents or otherwise. (c) Power to assent to any modification of the provisions of these presents which shall be proposed by the Issuer, the Trustee or any Noteholder.

66 (d) Power to give any authority or sanction which under the provisions of these presents is required to be given by Extraordinary Resolution. (e) Power to appoint any persons (whether Noteholders or not) as a committee or committees to represent the interests of the Noteholders and to confer upon such committee or committees any powers or discretions which the Noteholders could themselves exercise by Extraordinary Resolution. (f) Power to approve of a person to be appointed a trustee and power to remove any trustee or trustees for the time being of these presents. (g) Power to discharge or exonerate the Trustee and/or any Appointee from all Liability in respect of any act or omission for which the Trustee and/or such Appointee may have become or may become responsible under these presents. (h) Power to authorise the Trustee and/or any Appointee to concur in and execute and do all such deeds, instruments, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution. (i) Power to sanction any scheme or proposal for the exchange or sale of the Notes for or the conversion of the Notes into or the cancellation of the Notes in consideration of shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or securities of the Issuer or any other company formed or to be formed, or for or into or in consideration of cash, or partly for or into or in consideration of such shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or securities as aforesaid and partly for or into or in consideration of cash. (j) Power to approve the substitution of any entity for the Issuer (or any previous substitute) as principal debtor under these presents. 19. Any Extraordinary Resolution (i) passed at a meeting of the holders duly convened and held in accordance with these presents, (ii) passed as an Extraordinary Resolution in writing in accordance with these presents or (iii) passed by way of electronic consents given by holders through Euroclear, Clearstream, Luxembourg or any other relevant clearing system in accordance with these presents shall be binding upon all the holders whether or not present or whether or not represented at any meeting and whether or not voting on such Extraordinary Resolution and upon all Couponholders and each of them shall be bound to give effect thereto accordingly and the passing of any such Extraordinary Resolution shall be conclusive evidence that the circumstances justify the passing thereof. Notice of the result of the voting on any Extraordinary Resolution duly considered by the holders shall be published in accordance with Condition 12 (Notices) by the Issuer within 14 days of such result being known, provided that the non-publication of such notice shall not invalidate such result. 20. The expression Extraordinary Resolution when used in these presents means (i) a resolution passed at a meeting duly convened and held in accordance with the Trust Deed by a majority consisting of not less than two-thirds of the votes cast on such resolution, (ii) a resolution in writing signed by or on behalf of the holders of not less than two-thirds in principal amount of the Notes for the time being outstanding or (iii) consent given by way of electronic consents through Euroclear, Clearstream, Luxembourg or any other relevant clearing system (in a form satisfactory to the Trustee) by or on behalf of the holders of not less than two-thirds in principal amount of the Notes for the time being outstanding. 21. Minutes of all resolutions and proceedings at every meeting of the Noteholders shall be made and entered in books to be from time to time provided for that purpose by the Issuer and any such

67 Minutes as aforesaid if purporting to be signed by the Chairman of the meeting at which such resolutions were passed or proceedings transacted shall be conclusive evidence of the matters therein contained and until the contrary is proved every such meeting in respect of the proceedings of which Minutes have been made shall be deemed to have been duly held and convened and all resolutions passed or proceedings transacted thereat to have been duly passed or transacted. 22. Subject to all other provisions of these presents the Trustee may without the consent of the Issuer, the Noteholders or the Couponholders prescribe such other or further regulations regarding the requisitioning and/or the holding of meetings of Noteholders and attendance and voting thereat as the Trustee may in its sole discretion think fit.

68 SCHEDULE 4 FORM OF DIRECTOR’S CERTIFICATE [ON THE HEADED PAPER OF THE ISSUER] To: Citicorp Trustee Company Limited For the attention of: The Directors - Agency & Trust [Date] Dear Sirs €700,000,000 0.250 per cent. Notes due 16 January 2021 This certificate is delivered to you in accordance with Clause 11(e) of the Trust Deed dated 16 November 2017 (the Trust Deed) and made between the Issuer and Citicorp Trustee Company Limited (the Trustee). All words and expressions defined in the Trust Deed shall (save as otherwise provided herein or unless the context otherwise requires) have the same meanings herein. I hereby certify that: (a) as at the date herewith, no Event of Default or Potential Event of Default existed [other than [ ]]1 and no Event of Default, Potential Event of Default had existed or happened at any time since [ ]2 [the certification date (as defined in the Trust Deed) of the last certificate delivered under Clause 11(e)]3 [other than [ ]]4; and (b) from and including [ ]3 [the certification date of the last certificate delivered under Clause 11(g)]4 to and including [ ]1, the Issuer has complied in all respects with its obligations under these presents (as defined in the Trust Deed) [other than [ ]]5. For and on behalf of FERRARI N.V. ................................................... Director 1 If any Event of Default or Potential Event of Default did exist, give details; otherwise delete. 2 Insert date of Trust Deed in respect of the first certificate delivered under Clause 11(e)), otherwise delete. 3 Include unless the certificate is the first certificate delivered under Clause 11(e), in which case delete. 4 If any Event of Default or Potential Event of Default did exist or had happened, give details; otherwise delete. 5 If the Issuer has failed to comply with any obligation(s), give details; otherwise delete.

69 SIGNATORIES EXECUTED as a DEED ) by FERRARI N.V. acting by ) MARCO CASALINO and acting under the authority of that company ) in the presence of: ) Witness' Name: SOPHIE MILBURN NOTARY PUBLIC LONDON, ENGLAND Address: SAVILLE & CO, ONE CAREY LANE, LONDON EX3V 8AE EXECUTED as a DEED by ) CITICORP TRUSTEE COMPANY ) LIMITED ) acting by: ) Director VIOLA JAPAUL DIRECTOR Director/Secretary DAVID MARES DIRECTOR